AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER


                  DATED AS OF FEBRUARY 1, 2002


                              AMONG


                        BIOENVISION, INC.


                  BIOENVISON ACQUISITION CORP.


                               AND


                          PATHAGON INC.


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TABLE OF CONTENTS

Page

ARTICLE I THE MERGER
 1.1THE MERGER                                                1
 1.2EFFECTIVE TIME                                            1
 1.3EFFECT OF THE MERGER                                      2
 1.4SUPPLEMENTARY ACTION                                      2

ARTICLE II THE SURVIVING CORPORATION
 2.1CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION 2
 2.2BYLAWS OF THE SURVIVING CORPORATION                       2
 2.3DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION       2

ARTICLE III CONSIDERATIONS; CONVERSION OF SHARES
 3.1MERGER CONSIDERATION                                      2
 3.2CONVERSION OF TARGET CAPITAL STOCK                        2
 3.3CAPITAL STOCK OF ACQUISITION CORP.                        3
 3.4ESCROW FUND                                               3
 3.5DISSENTERS' RIGHTS                                        4
 3.6EXCHANGE OF CERTIFICATES                                  4
 3.7DIVIDENDS                                                 5
 3.8ADJUSTMENTS                                               6

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PARENT COMPANIES
 4.1CORPORATE STATUS                                          6
 4.2CAPITALIZATION OF PARENT                                  6
 4.3AUTHORIZATION; ENFORCEABILITY                             7
 4.4NO VIOLATION                                              7
 4.5CONSENTS, ETC                                             8
 4.6SEC FILINGS                                               8
 4.7ABSENCE OF CERTAIN CHANGES OR EVENTS                      9
 4.8LITIGATION                                               10
 4.9OWNERSHIP AND OPERATIONS OF ACQUISITION CORP.            10
 4.10 TAX  MATTERS.                                          10
 4.11. COMPLIANCE WITH LAW, CHARTER DOCUMENTS AND AGREEMENTS 10

ARTICLE V REPRESENTATIONS AND WARRANTIES OF TARGET 5.1ORGANIZATION, AUTHORITY, QUALIFICATION; LOCATIONS AND
    NAMES;CORPORATE RECORDS                                  11
 5.2AUTHORIZATION; ENFORCEABILITY                            12
 5.3CAPITALIZATION                                           12
 5.4NO VIOLATION                                             13
 5.5CONSENTS, ETC                                            14
 5.6SUBSIDIARIES                                             14
 5.7LEGAL PROCEEDINGS                                        14
 5.8INTELLECTUAL PROPERTY                                    14
 5.9COMPLIANCE WITH LAW, CHARTER DOCUMENTS AND AGREEMENTS    16
 5.10  FINANCIAL STATEMENTS; BOOKS AND  RECORDS              17
 5.11  TITLE AND RELATED  MATTERS                            17
 5.12  EMPLOYEE BENEFIT  MATTERS                             18
 5.13  CONTRACTS AND  TRANSACTIONS                           18
 5.14  RELATED  PARTY TRANSACTIONS                           19
 5.15  ENVIRONMENTAL  LAWS                                   19
 5.16  TAX  RETURNS AND PAYMENTS                             19
 5.17  INSURANCE                                             20
 5.18  ABSENCE OF CERTAIN CHANGES OR  EVENTS                 20
 5.19  TRADING IN PARENT COMMON  STOCK                       21

ARTICLE VI INTERIM OPERATIONS
 6.1CONDUCT OF BUSINESS BY TARGET PENDING THE MERGER         21
 6.2CONDUCT OF BUSINESS BY PARENT PENDING THE MERGER         22
 6.3APPROVAL OF STOCKHOLDERS                                 22

ARTICLE VII ADDITIONAL AGREEMENTS
 7.1BEST EFFORTS; COOPERATION; FURTHER ASSURANCES            23
 7.2ACCESS TO INFORMATION                                    23
 7.3NOTIFICATION OF CERTAIN MATTERS                          23
 7.4PUBLICITY                                                24
 7.5EXCLUSIVE DEALINGS                                       24
 7.6TRADING IN PARENT COMMON STOCK                           24
 7.7EMPLOYEE MATTERS                                         24
 7.8TARGET AUDITORS                                          24
 7.9PARENT FRANCHISE TAXES                                   25
 7.10  PARENT BOARD OF DIRECTORS                             25
 7.11  LOCK-UP  AGREEMENTS                                   25

ARTICLE  VIII  CONDITIONS  TO  THE  OBLIGATIONS  OF  THE   PARENT
COMPANIES
 8.1 ACCURACY  OF  REPRESENTATIONS AND WARRANTIES
     AND COMPLIANCE  WITH OBLIGATIONS                        25
 8.2CORPORATE MATTERS                                        25
 8.3NO ADVERSE PROCEEDINGS                                   25
 8.4CONSENTS AND APPROVALS                                   26
 8.5PRIVATE PLACEMENT                                        26
 8.6ESCROW AGREEMENT                                         26
 8.7OPINION OF COUNSEL                                       26
 8.8FINANCIAL STATEMENTS                                     26
 8.9[INTENTIONALLY OMITTED]                                  26
 8.10 CONFIDENTIALITY  AGREEMENTS                            26
 8.11 REGISTRATION RIGHTS  AGREEMENT                         27
 8.12ACQUISITION OF BUSINESS AND ASSETS PERTAINING TO OLIGON
     AND METHYLENE BLUE TECHNOLOGIES                         27
 8.13 NO MATERIAL ADVERSE  CHANGE                            27
 8.14 GOVERNMENTAL  CONSENTS                                 27
 8.15 CERTAIN  ACTIONS                                       27

ARTICLE IX CONDITIONS TO THE OBLIGATIONS OF TARGET
 9.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES AND \
     COMPLIANCE WITH OBLIGATIONS                             29
 9.2CORPORATE MATTERS                                        30
 9.3NO ADVERSE PROCEEDINGS                                   30
 9.4NO MATERIAL ADVERSE CHANGE                               30
 9.5GOVERNMENTAL CONSENTS                                    30
 9.6ESCROW AGREEMENT                                         30
 9.7OPINION OF COUNSEL                                       30
 9.8PRIVATE PLACEMENT                                        30
 9.9REGISTRATION RIGHTS AGREEMENT                            30
 9.10 CERTAIN  ACTIONS.                                      31

ARTICLE X CLOSING
 10.1 CLOSING                                                32
 10.2 DELIVERIES BY  TARGET                                  32
 10.3 DELIVERIES BY THE PARENT  COMPANIES                    33

ARTICLE XI TRANSFER RESTRICTIONS; COMPLIANCE WITH SECURITIES LAWS
 11.1 LIMITATION ON DISPOSITION OF  SHARES                   33
 11.2 LEGEND                                                 33

ARTICLE XII SURVIVAL; INDEMNIFICATION AND ESCROW
 12.1 SURVIVAL                                               34

ARTICLE XIII DEFINITIONS
 13.1  DEFINED  TERMS                                        34
 13.2  OTHER  DEFINITIONAL PROVISIONS                        37

ARTICLE XIV TERMINATION
 14.1  TERMINATION                                           37
 14.2  EFFECT  OF TERMINATION                                38

ARTICLE XV GENERAL PROVISIONS
 15.1  NOTICES                                               38
 15.2  ENTIRE  AGREEMENT                                     39
 15.3  EXPENSES                                              39
 15.4  AMENDMENT                                             39
 15.5  WAIVER                                                39
 15.6  BINDING EFFECT;  ASSIGNMENT                           40
 15.7  INTERPRETATION                                        40
 15.8  SEVERABILITY                                          40
 15.9  GOVERNING  LAW; INTERPRETATION                        40
 15.10 ARM'S  LENGTH NEGOTIATIONS                            40
 15.11 CONFIDENTIALITY                                       40
 15.12 COUNTERPARTS                                          41

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 LIST OF EXHIBITS AND SCHEDULES

Exhibit                  Description

3.4               List of Shareholders of TARGET
7.11              Lock-Up Agreement
8.12(a)           Employees to Execute NDAs
8.12(b)           Form of NDA
8.13              Registration Rights Agreement
9.10              Lock-Up Agreements

Disclosure Letters



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        AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER


     AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER ("Agreement") dated as of , February 1, 2002 ("Agreement Date"), among BIOENVISION, INC., a Delaware corporation ("PARENT"), BIOENVISION ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of PARENT ("Acquisition Corp." and together with PARENT sometimes hereinafter referred to as the "PARENT Companies"), and PATHAGON INC., a Delaware corporation ("TARGET"). Certain other capitalized terms used herein and not otherwise defined shall have the meanings as set forth in Article XIII hereof.

     WHEREAS,  the parties hereto have entered into that  certain
Agreement and Plan of Merger dated as of November 30, 2001  ("the
"Agreement");

     WHEREAS, the parties hereto desire to effect the merger of TARGET with and into Acquisition Corp. (the "Merger") pursuant to the applicable provisions of the Delaware General Corporation Law
(the "DGCL"):

     WHEREAS,  as  prior to, and as a condition  to  the  Merger,
TARGET   will   acquire  the  business  and   assets,   including
intellectual property, pertaining to the marketing/development of OLIGON and Methylene Blue technologies;

     WHEREAS, the Board of Directors of each of PARENT, Acquisition Corp. and TARGET have approved the Merger and the terms and conditions of this Agreement and have determined that the Merger is in the best interests of their respective stockholders;

     WHEREAS,   the  Board  of  Directors  of  each  of   PARENT,
Acquisition Corp. and TARGET have directed that this Agreement and the Merger be submitted to, and have recommended that they be approved by, their respective stockholders; and

     WHEREAS, the parties intend that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.

     NOW,    THEREFORE,   in   consideration   of   the    mutual
representations, warranties, covenants and agreements contained herein, the parties hereto intending to be legally bound hereby agree as follows:

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                            ARTICLE I
                           THE MERGER

     1.1 The Merger. Subject to and upon the terms and conditions of this Agreement and in accordance with the DGCL, at the Effective Time (as defined in Section 1.2 hereof), TARGET shall be merged with and into Acquisition Corp., which shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Merger.

     1.2 Effective Time. If all the conditions to the Merger set forth in Articles VIII and IX hereof shall have been fulfilled or waived in accordance herewith and this Agreement has not been terminated as provided in Article XIV hereof, on the Closing Date the parties hereto shall cause a certificates of merger in the form required by the DGCL (the "Merger Filings"), to be duly prepared and executed and filed in accordance with the DGCL. The Merger shall become effective at the time the Merger Filings are filed with the Secretary of State of the State of Delaware in accordance with the DGCL, or at such later time which the parties hereto have agreed upon and designated in such filing as the effective time of the Merger (the "Effective Time").

     1.3 Effect of the Merger. From and after the Effective Time, the Merger shall have all the effects set forth in the DGCL. Without limiting the generality of the foregoing, at the Effective Time, by virtue of the Merger, all properties, rights, privileges, powers and franchises of TARGET and Acquisition Corp. shall vest in the Surviving Corporation and all debts, liabilities and duties of TARGET and Acquisition Corp. shall become the debts, liabilities and duties of the Surviving Corporation.

     1.4 Supplementary Action. If at any time after the Effective Time, any further assignments or assurances in law or any other things are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of TARGET or Acquisition Corp., or otherwise to carry out the provisions of this Agreement, the officers and directors of the Surviving Corporation are hereby authorized and empowered, in the name of and on behalf of TARGET and Acquisition Corp., to execute and deliver any and all things necessary or proper to vest or to perfect or confirm title to such property or rights in the Surviving Corporation, and otherwise to carry out the purposes and provisions of this Agreement.

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                           ARTICLE II
                    THE SURVIVING CORPORATION

     2.1 Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of Acquisition Corp. as in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with such certificate and applicable Law, except that, as of the Effective Time, Article I of such Certificate of Incorporation shall be amended to read as follows:
"The name of the corporation is Pathagon, Inc."

     2.2   Bylaws  of the Surviving Corporation.  The  Bylaws  of
Acquisition Corp. as in effect at the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with such bylaws and applicable Law.

     2.3 Directors and Officers of the Surviving Corporation. The directors and officers of Acquisition Corp. at the Effective Time shall be the directors and officers of the Surviving Corporation until their respective successors are duly elected and qualified in accordance with the Surviving Corporation's certificate of incorporation, bylaws and applicable Law.

                           ARTICLE III
              CONSIDERATIONS; CONVERSION OF SHARES

          3.1 Merger Consideration. The aggregate consideration payable by the PARENT in the Merger to holders of shares of TARGET capital stock ("TARGET Capital Stock"), shall consist of 7,000,000 shares (the "Merger Shares") of the Common Stock, $0.001 par value per share, of PARENT ("PARENT Common Stock"), which shall be issuable upon the Closing as specified in
Section 3.2 of this Agreement.

          3.2  Conversion of TARGET Capital Stock.

     (a) Exchange Ratio for Common Stock. Each share of Common Stock, par value $.001 per share, of TARGET (the "TARGET Common Stock") issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted (subject to Section 3.4) into the right to receive shares of PARENT Common Stock as per the attached Exhibit (the "Exchange Ratio").

     (b) TARGET Treasury Shares. At the Effective Time, all shares of TARGET Common Stock that are issued and held in TARGET's treasury immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding and shall be cancelled without payment of consideration therefor.

     (c)  Intentionally Omitted.

     (d) Common Stock Options, Common Stock Warrants, and Convertible or Exchangeable Securities. Each of the options, warrants or other securities convertible into, exchangeable for, or exercisable to acquire securities of TARGET (all of such securities are sometimes hereinafter collectively referred to as "Common Stock Warrants") that are outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled, terminated and rendered null and void.

     (e) Between the date hereof and the Effective Time, TARGET shall take no action to accelerate the date on which any Option or Warrant vests or becomes exercisable or to amend or modify any of the other terms and conditions thereof (including the exercise price).

     (f) It is the intention of the parties hereto that in no event shall PARENT, by virtue of the Merger, be obligated to issue in the aggregate a number of shares of PARENT Common Stock greater than the Merger Shares to the holders of TARGET Capital Stock, Options, Warrants and Common Stock Warrants outstanding immediately prior to the Effective Time.

     (g) Upon conversion of the outstanding TARGET Capital Stock in accordance with this Section 3.2, all such shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist; and each certificate formerly representing any such shares (a "Certificate") shall thereafter represent only the right to receive the Merger Shares into which the shares represented by such Certificate have been converted in accordance with this Section 3.2. Certificates previously representing shares of TARGET Capital Stock shall be exchanged for certificates representing whole shares of PARENT Common Stock and cash in lieu of any fractional share, without interest, issued in consideration therefor upon the surrender of such certificates in accordance with Section 3.4 hereof.

     3.3 Capital Stock of Acquisition Corp. Each share of common stock, par value $0.001 per share, of Acquisition Corp. issued and outstanding immediately prior to the Effective Time shall by virtue of the Merger and without any action on the part of the Acquisition Corp. be converted into one validly issued, fully-paid and non-assessable share of common stock of the Surviving Corporation.

     3.4  Intentionally Omitted

     3.5 Dissenters' Rights. If holders of TARGET Capital Stock are entitled to dissenters' rights in connection with the Merger under the DGCL, any shares of TARGET Capital Stock ("Dissenting Shares") held by persons who have complied with all requirements for perfecting dissenter's rights under the DGCL ("Dissenting Stockholders") shall not be converted into or represent the right to receive the Merger Shares but shall be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to the DGCL. TARGET shall give PARENT prompt notice of any demand received by TARGET for appraisal of shares of TARGET Capital Stock, withdrawals of such demands and any instruments served pursuant to the DGCL and received by TARGET with respect to Dissenting Shares, and PARENT shall have the right to participate in all negotiations and proceedings with respect to any such demand. TARGET agrees that, except with the prior written consent of PARENT, it will not voluntarily make any payment with respect to, or settle or offer to settle, any such demands.

     Each Dissenting Stockholder who, pursuant to the provisions of the DGCL, becomes entitled to payment of the fair value of shares of TARGET Capital Stock shall receive payment therefor (but only after the value therefor shall have been agreed upon or finally determined pursuant to such provisions). If, after the Effective Time, any Dissenting Stockholder shall effectively withdraw or lose (through failure to perfect or otherwise) its dissenter's rights under the DGCL, then, as of the later of the Effective Time or the occurrence of such event, such Dissenting Stockholder's shares of TARGET Capital Stock shall automatically be converted into the right to receive the appropriate Merger Shares as set forth in Section 3.2 above.

     3.6  Exchange of Certificates.

     (a) At the Closing, or as soon as practicable thereafter, the TARGET Stockholders shall surrender their Certificate(s), duly endorsed, for cancellation as of the Effective Time. On the Closing Date or within five (5) days of PARENT's receipt of such
Certificates: (i) PARENT will cause its transfer agent to issue to each tendering holder of a Certificate that has executed and delivered any applicable, Stockholder Representations (as defined in Section 6.3) (a "Tendering Holder") (A) a certificate representing the number of whole shares of PARENT Common Stock to which such Tendering Holder is entitled pursuant to Section 3.2, if any, less the number of Escrow Shares of such Tendering Holder that are to be withheld and placed in escrow pursuant to Section
3.4 and the Escrow Agreement, and (ii) PARENT or its transfer agent will pay by check to such Tendering Holder (or to TARGET's counsel in escrow for the Tendering Stockholder) an amount in cash, without interest equal to the amount payable to the Tendering Holder with respect to a fractional share in accordance with Section 3.6(b), if any. As soon as practicable following the Effective Time, PARENT will deliver the certificates representing the Escrow Shares and the Escrow Cash to the Escrow Agent pursuant to the Escrow Agreement.

     (b) No certificates or scrip representing fractional shares of PARENT Common Stock shall be issued as part of the Merger Shares, and such fractional interests shall not entitle the owner thereof to vote or to any rights as a stockholder of PARENT. All fractional shares of PARENT Common Stock that a TARGET Stockholder would otherwise be entitled to receive as part of the Merger Shares shall be aggregated and if a fractional share results from such aggregation, such TARGET Stockholder shall be entitled to receive, in lieu thereof, an amount in cash determined by multiplying (i) the average price of a share of PARENT Common Stock (which shall be the average closing sales price of a share of PARENT Common Stock as reported on the OTC Bulletin Board over the ten (10) business day period immediately preceding the Closing Date (the "Reference Price")), times (ii) the fraction of a share of PARENT Common Stock to which such TARGET Stockholder would otherwise have been entitled. No such cash in lieu of fractional shares of PARENT Common Stock shall be paid to any TARGET Stockholder until Certificates are surrendered and exchanged in accordance with Section 3.6(a).

     (c) Except for the PARENT Merger Shares to be registered in the name of the Escrow Agent, if any Merger Shares are to be delivered to a person other than the person in whose name the Certificates for shares of TARGET Capital Stock surrendered for exchange are registered, it shall be a condition to the payment of such Merger Shares that (i) the Certificate(s) so surrendered shall be transferable, and shall be properly assigned, endorsed or accompanied by appropriate stock powers, (ii) the person requesting such transfer shall pay PARENT, or its transfer agent, any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of PARENT that such taxes have been paid or are not required to be paid and (iii) such transfer shall otherwise be proper.

     (d) In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of fact by the person claiming such Certificate to be lost, stolen or destroyed, PARENT shall issue in exchange for such lost, stolen or destroyed Certificate the appropriate Merger Shares as if such claimant were a Tendering Holder under this Section 3.6.

     (e)   Notwithstanding  anything  to  the  contrary  in  this
Section 3.6, none of PARENT, the Surviving Corporation or any party hereto shall be liable to any person for any shares or amounts properly delivered or paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

     (f) Any portion of the Merger Shares that remains unclaimed by former stockholders of TARGET for one year after the Effective Time shall be delivered to the Surviving Corporation. Any former stockholder of the TARGET who has not complied with this Article 2 shall thereafter look only to the Surviving Corporation for payment of their share of PARENT Common Stock and unpaid dividends, if any.

     3.7 Dividends. No dividends or other distributions that are declared or made after the Effective Time with respect to PARENT Common Stock payable to holders of record thereof after the Effective Time shall be paid to a TARGET Stockholder entitled to receive certificates representing PARENT Common Stock until such TARGET Stockholder has properly surrendered such TARGET Stockholder's Certificates. Upon such surrender, there shall be paid to the TARGET Stockholder in whose name the certificates representing such PARENT Common Stock shall be issued any dividends which shall have become payable with respect to such PARENT Common Stock between the Effective Time and the time of such surrender, without interest. After such surrender, there shall also be paid to the TARGET Stockholder in whose name the certificates representing such PARENT Common Stock shall be issued any dividend on such PARENT Common Stock that shall have a record date subsequent to the Effective Time and prior to such surrender and a payment date after such surrender; provided that such dividend payments shall be made on such payment dates. In no event shall the TARGET Stockholders entitled to receive such dividends be entitled to receive interest on such dividends.

     3.8 Adjustments. If, subsequent to the Agreement Date but prior to the Effective Time, PARENT changes the number of shares of PARENT Common Stock issued and outstanding as a result of a stock split, reverse stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange or other similar change with a record date prior to the Effective Time, the Exchange Ratio and the number of Merger Shares shall be proportionately and equitably adjusted to reflect the effect of any such stock split, reverse stock split, stock dividend, recapitalization or other similar change; provided, that in no event shall any adjustment be made only as a result of an increase in the authorized capital stock of PARENT or as a result of the issuance of shares by PARENT in connection with any financing.


                           ARTICLE IV
     REPRESENTATIONS AND WARRANTIES OF THE PARENT COMPANIES

     The PARENT Companies hereby represent and warrant to TARGET as follows, provided, that the PARENT Companies shall furnish their Disclosure Letter to TARGET not more than 10 business days after the execution and delivery of this Agreement, which Disclosure Letter shall set forth any exceptions to the following representations and warranties; and provided further, that the PARENT Companies may amend such Disclosure Letter from time to time up to and prior to the Effective Time without any such amendment constituting a breach of any representation or warranty of the PARENT Companies; and, provided further still, that to any representation pertaining to Acquisition Corp. (other than the representations set forth in Sections 4.3 and 4.4) may not be true and correct upon the Agreement Date but will be true and correct at Closing:

     4.1  Corporate Status.  Each of PARENT and Acquisition Corp.
(i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has the corporate power and authority to own, lease and operate its properties and assets and to conduct and carry on its business as it is now being conducted and operated and (ii) is duly qualified or licensed to conduct business as a foreign corporation and is in good standing in all jurisdictions that require such qualification or licensing, except where the failure to be so qualified or licensed or to be in good standing will not have a Material Adverse Effect on PARENT.

     4.2  Capitalization of PARENT.

     (a) The authorized capital stock of PARENT consists of shares of PARENT Common Stock of which 9,585,406 shares of PARENT Common Stock are issued and outstanding as of November 21, 2001. All of the issued and outstanding shares of PARENT Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and were offered, issued sold and delivered by PARENT in compliance with all registration or qualification or requirements ( or applicable exemptions therefrom) of all applicable federal and state securities Laws. Upon consummation of the Merger, the shares of PARENT Common Stock to be issued in exchange for TARGET Capital Stock in accordance with this Agreement will be, when so issued, duly authorized, validly issued, fully paid and nonassessable.

     (b) Except as set forth in the SEC Filings, as of October 18, 2001, December 5th 2001 and January 8, 2002, there were no outstanding (i) securities convertible into or exchangeable for capital stock of PARENT; (ii) obligations, options, warrants or other rights of any kind or character to acquire, purchase or subscribe for capital stock of PARENT or securities convertible into or exchangeable for capital stock of PARENT, other than options and warrants to purchase PARENT Common Stock granted in the ordinary course of business since the date of the SEC Filings; or (iii) agreements, arrangements or understandings of any kind (other than engagements of financial advisors) relating to the authorization, issuance or sale of capital stock of PARENT or securities convertible into or exchangeable for capital stock of PARENT, except such issuances or sales as are contemplated pursuant to acquisition agreements entered (or to be entered) into since the date of the SEC Filings.

     (c) Except as set forth in the SEC Filings (i) there are no outstanding or existing proxies, voting agreements, voting trusts, preemptive rights, rights of first refusal, rights of first offer, rights of co-sale or tag-along rights, stockholder agreements to which PARENT is a party or other rights, understandings or arrangements regarding the voting or disposition of the capital stock of PARENT to which PARENT is a party or any other restrictions (other than normal restrictions on transfer under applicable federal and state securities laws) applicable to any of PARENT's outstanding stock or other securities or to the conversion of any shares of PARENT Capital Stock in the Merger pursuant to any agreement or obligation to which PARENT or any of its stockholders is a party; and (ii) PARENT has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of PARENT, or any securities into which the securities of PARENT are converted or for which such securities are exchanged, registered with under the Securities Act or any other Law.

     (d) Except as set forth in the SEC Filings, no options or warrants of PARENT (i) is subject to acceleration or automatic vesting as a result of the occurrence of the Merger, or (ii) contains any provisions accelerating the vesting of the right to exercise such warrants upon a merger or consolidation involving PARENT, an issuance or sale of PARENT Capital Stock, any sale of all or substantially all of PARENT's assets or any business combination or similar transactions involving or causing a change of control of PARENT.

     4.3 Authorization; Enforceability. Each of the PARENT Companies will have the corporate power and authority to execute and deliver this Agreement and all Transaction Documents to which it is or will be a party, to perform its respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Transaction Documents has been duly authorized by all necessary corporate action on the part of each of the PARENT Companies. This Agreement has been duly executed and delivered by each of the PARENT Companies and, has been approved by the Boards of Directors of PARENT and Acquisition Corp., constitutes, and, when executed by PARENT and / or Acquisition Corp. (as applicable) each Transaction Document will constitute, a valid and binding obligation of the PARENT Companies (as applicable), enforceable against them in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity, and except to the extent that any provisions requiring indemnification in connection with the offering, issuance or sale of securities may violate public policy. A true and correct copy of the resolutions of the Board of Directors of PARENT and Acquisition Corp. approving the Agreement and Merger will have been furnished to TARGET on or prior to the Closing.

     4.4 No Violation. The execution, delivery and performance of this Agreement and the Transaction Documents by the PARENT Companies does not and will not (i) conflict with or violate any provision of the PARENT Companies' respective certificates of incorporation or bylaws, each as amended to date; (ii) violate or breach any provision of, or result, through the mere passage of time, in a violation of, or result in the termination or acceleration of, or entitle any party to terminate or accelerate (whether after the giving of notice or lapse of time or both), any obligation under, be in conflict with or constitute or result in a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in the imposition of any Lien upon or with respect to the stock or any assets, business or properties of the PARENT Companies pursuant to, any Permit, Contract or other instrument, commitment or obligation to which either of the PARENT Companies is a party or by which either of the PARENT Companies or any of their respective assets is bound or subject, or violate or conflict with any other restriction of any kind or character to which the PARENT Companies, or any of their respective properties or assets, is subject or bound; (iii) violate any Order to which the PARENT Companies is a party or it or its respective properties or assets is subject or bound; or (iv) violate any Law applicable to the PARENT Companies, except, in the case of clauses (i), (ii),
(iii) and (iv), for such violations, breaches conflicts or defaults that will not have a Material Adverse Effect on PARENT.

     4.5 Consents, etc. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other Person on the part of the PARENT Companies is required in connection with the execution, delivery and performance by PARENT or Acquisition Corp. of this Agreement and the Transaction Documents, except (a) filings required to comply with applicable federal and state securities laws, (b) the Merger Filings, and
(c) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, will not have a Material Adverse Effect on PARENT and will not prevent, materially alter or delay any of the transactions contemplated by this Agreement or the Transaction Documents.

     4.6 SEC Filings. PARENT has previously made available to TARGET a copy of its Report on Form 10-KSB filed on October 18, 2001, on Form 10-QSB filed on December 5th, 2001 and on Form 8-K filed on January 8, 2002 with the SEC Prior to the Closing Date, PARENT will furnish to TARGET copies of all other reports, proxy statements or other reports filed by PARENT with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act between the Agreement Date and the Closing Date (collectively, such reports and proxy statements, with all amendments and modifications thereto, including without limitation the 10KSB and the 8-K referred to above, are referred to as the "SEC Filings") . PARENT will also provide TARGET with drafts of such SEC Filings not less than five (5) business days prior to effecting any such filing. As of the date hereof, each SEC Filing (i) complied (and, with respect to SEC Filings filed after the Agreement Date and before the Closing Date, such SEC Filings will comply as of the date of filing) in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such SEC Filings and (ii) did not contain (and, with respect to SEC Filings filed after the Agreement Date, will not contain as of the date of filing) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into the SEC Filings (including the related notes and schedules) fairly presents the consolidated financial position of PARENT and its Subsidiaries as of its date, and each of the consolidated statements of income, retained earnings and cash flows included in or incorporated by reference into the SEC Filings (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of PARENT and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Neither PARENT nor any of its Subsidiaries has any liabilities or obligations required to be disclosed in a balance sheet of PARENT or in the notes thereto prepared in accordance with generally accepted accounting principles consistently applied except (a) liabilities or obligations reflected on, or reserved against in, a balance sheet of PARENT or in the notes thereto, and included in the SEC Filings and (b) liabilities or obligations incurred since November 21, 2001 in the ordinary course of business.

     4.7  Absence of Certain Changes or Events.

     (a) Since November 21, 2001, except as disclosed in the SEC Filings, PARENT has not: (i) amended or otherwise changed its Certificate of Incorporation or Bylaws; (ii) issued, sold, pledged, disposed of or encumbered, or authorized the issuance, sale, pledge, disposition or encumbrance of, any shares of its capital stock of any class or any options, warrants, convertible or exchangeable securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, of it (other than options and warrants of PARENT);
(iii) reclassified, combined, split, subdivided or redeemed, purchased or otherwise acquired, directly or indirectly, any PARENT capital stock; (iv) declared, set aside, made or paid any dividend or other distribution, whether payable in cash, stock, property or otherwise, with respect to any PARENT capital stock;
(v) acquired (including, without limitation, for cash or shares of stock, by merger, consolidation or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or made any investment either by purchase of stock or securities, contributions of capital or property transfer, or purchased any property or assets of any other Person; (vi) made any loans or advances to any other Person; (vii) sold, pledged, disposed of or encumbered, or authorized the sale, pledge, disposition or encumbrance of properties or assets, tangible or intangible, having a value in any single transaction in excess of $50,000, except sales of inventory in the ordinary course of business;
(viii) entered into, amended, terminated or canceled any Contract, other than in the ordinary course of business, consistent with past practice, (ix) except pursuant to the terms of a Plan or Benefit Program, increased the compensation payable or to become payable to its officers or salaried employees, granted any severance or termination pay to, or entered into any employment or severance agreement with, any of its directors, officers or salaried personnel, or established, adopted, entered into or amended any bonus, profit sharing, trust, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers, personnel or employees, or taken any action to accelerate any rights or benefits thereunder; (x) changed any accounting policies or procedures or made any change in any accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in GAAP; (xi) made any Tax election, other than in the ordinary course of business consistent with past practice; (xii) paid, discharged or satisfied any Liens, claims, debts, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of due and payable liabilities reflected or reserved against in the PARENT's financial statements, as appropriate, or liabilities incurred after November 21, 2001 in the ordinary course of business and consistent with past practice; (xiii) increased or decreased prices charged to its customers, other than in the ordinary course of business consistent with past practice, or failed to use all commercially reasonable efforts to enforce any Contract or other agreement with any customer or supplier, collect its accounts receivable, or pay its accounts payable, in each case in the ordinary course of business consistent with past practice; (xiv) entered into any Contract or transaction with or for the benefit of, or made any loan or advance to or for the benefit of, any of its directors, officers, stockholders, Affiliates or Associates or any entity in which any such director, officer, stockholder, Affiliate or Associate, or their respective Affiliates or Associates, has a direct or indirect interest, whether or not in the ordinary course of business; or (xv) agreed, in writing or otherwise, to take or authorize any of the foregoing actions or any action which would make any representation or warranty in this Article IV untrue or incorrect in any respect.

     (b) Since November 21, 2001, except as disclosed in the SEC Filings, and except as expressly contemplated by this Agreement, there has not been any change in the business, operations, assets, liabilities, financial condition or operating results of PARENT or any other event or condition of any character that has had or will have a Material Adverse Effect on PARENT, (ii) any damage, destruction or loss, whether or not covered by insurance to or of the assets of PARENT which has had or will have a Material Adverse Effect on PARENT.

     4.8  Litigation.  Except as disclosed in the  SEC  Filings,
(i) there are no Legal Proceedings pending or, to PARENT's knowledge, threatened against PARENT or Acquisition Corp.
(A) challenging the Merger, or seeking to restrain or prohibit the consummation of the Merger, or (B) which, if determined adversely to PARENT, will have a Material Adverse Effect on PARENT, and (ii) there is no Order of any Governmental Authority or arbitrator outstanding against PARENT which has had or will have a Material Adverse Effect on PARENT.

     4.9 Ownership and Operations of Acquisition Corp.. PARENT owns all of the issued and outstanding capital stock of Acquisition Corp. Each outstanding shares of capital stock of Acquisition Corp. is duly authorized, validly issued, fully paid and non-assessable and each such share owned by PARENT is free and clear of all encumbrances of any nature whatsoever. Acquisition Corp. was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

     4.10 Tax Matters.

           (a) PARENT has no plan or intention to liquidate Acquisition Corp. following the Merger or cause Acquisition Corp. to sell or otherwise dispose of any assets of TARGET acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in Code Section 368(a)(2)(C) and the Treasury Regulations issued thereunder.

            (b) Following the Merger, PARENT will cause Acquisition Corp. to continue TARGET's historic business or to use a significant portion of TARGET's historic business assets in a business, in each case, within the meaning of Section 1.368-1(d) of the Treasury Regulations.

            (c) Immediately after the Effective Time, the Acquisition Corp. will own at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by TARGET immediately prior to the Effective Time.

           (d) Following the Merger, Acquisition Corp. will not issue additional shares that would result in PARENT losing control of Acquisition Corp. within the meaning of Section 368(c) of the Internal Revenue Code.

           (e) PARENT has no plan or intention to reacquire any of its stock issued in the Merger.

     4.11 Compliance with Law, Charter Documents and Agreements. Unless otherwise set forth in PARENT's SEC Filings, PARENT is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws. PARENT (i) has all material Permits and other authorizations necessary to own its properties and assets and carry on its business as it is presently being conducted and proposed to be conducted, (ii) is in compliance in all material respects with all applicable Laws of all Governmental Authorities having jurisdiction over its business or properties, and all Permits held by it, and (iii) is in compliance in all material respects with all of the terms and provisions of all material Contracts except, in the case of clauses (i) - (iii) for any violations, breaches conflicts or defaults, which will not have a Material Adverse Effect on PARENT. Unless otherwise set forth in PARENT's SEC Filings, PARENT has not received any written notice or other communication from any Governmental Authority (or quasi-governmental authority) regarding (a) any actual or possible violation of Law or any Permit or any failure to comply with any term or requirement of any Law or Permit, or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Permit that is material to and required for the operation of its business as currently conducted. PARENT has not been the subject of any audit by any Governmental Authority for the purpose of determining whether it has complied with applicable Law.

                            ARTICLE V
            REPRESENTATIONS AND WARRANTIES OF TARGET

     TARGET hereby represents and warrants to the PARENT Companies as follows, provided, that TARGET shall furnish TARGET's Disclosure Letter to PARENT Companies not more than 10 business days after the execution and delivery of this Agreement, which Disclosure Letter shall set forth any exceptions to the following representations and warranties; and provided further, that TARGET may amend such Disclosure Letter from time to time up to and prior to the Effective Time without any such amendment constituting a breach of any representation or warranty of TARGET; and, provided further still, that TARGET'S representations and warranties relate to and include the business and assets (including, without limitation, the Intellectual Property) that TARGET is to acquire with respect to the OLIGON and Methylene Blue Technologies as a condition to Closing, as if the same had been acquired prior to Closing:

     5.1   Organization, Authority, Qualification; Locations  and
Names; Corporate Records.

     (a) TARGET is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. TARGET (i) has the corporate power and authority to own, lease and operate its properties and assets and to conduct and carry on its business as it is now being conducted and operated and as proposed to be conducted and operated and (ii) is duly qualified or licensed to conduct business as a foreign corporation and is in good standing in all jurisdictions that require such qualification or licensing, except where the failure to be so qualified or licensed or to be in good standing will not have a Material Adverse Effect on TARGET.

     (b) The addresses of TARGET's principal place of business and principal executive office are identified in the Disclosure Letter. As of the Agreement Date, TARGET neither owns nor leases any real property nor has any employees, sales representatives, agents or inventory in any state in the United States or in any other jurisdiction, other than those identified in the Disclosure Letter.

     (c) The copies of the Certificate of Incorporation, as amended, and Bylaws of TARGET which have been provided to PARENT are true, accurate and complete and reflect all amendments made through the Agreement Date. The minute books of TARGET provided to PARENT contain a complete summary of all meetings of TARGET's directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects. The copies of stock ledgers of TARGET which have been provided to PARENT contain accurate and complete records of all issuances, transfers and cancellations of shares of the capital stock of TARGET.

     5.2  Authorization; Enforceability.

          (a) TARGET has the corporate power and authority to execute and deliver this Agreement and all Transaction Documents to which it is or will be a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the Merger has been duly authorized by all necessary corporate action on the part of TARGET.

          (b) This Agreement, the Transaction Documents and the Merger have been approved by the Board of Directors of TARGET in accordance with its Certificate of Incorporation and Bylaws and the DGCL. A true and correct copy of the resolutions of the Board of Directors of TARGET approving the Transaction Documents and the Merger have been furnished to PARENT on or prior to the Agreement Date.

          (c) This Agreement has been duly executed and delivered by TARGET and constitutes and, when executed by TARGET, each Transaction Document will constitute, a valid and binding obligation of TARGET, enforceable against TARGET in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

          (d) The restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in such Section 203) will not apply to the execution, delivery or performance of this Agreement or to the consummation of the Merger.

          (e)    The   holders  of  TARGET  Capital   Stock   are
"accredited investors" as defined in Rule 501 of Regulation D under the Securities Act.

     5.3  Capitalization.

     (a) The authorized capital stock of TARGET ("TARGET Capital Stock") and the issued and outstanding shares of TARGET Capital Stock are set forth in the TARGET Disclosure Letter. All of the issued and outstanding shares of TARGET Capital Stock have been duly authorized and validly issued, are fully paid and nonassessable, are not, currently subject to any claim, Lien, preemptive right, right of first offer or right of recission, and were offered, issued, sold and delivered by TARGET in compliance with all registration or qualification requirements (or applicable exemptions therefrom) of all applicable federal and state securities Laws. TARGET has no liability (or potential liability) to any Person for any dividends that have been declared or accrued and remain unpaid. The TARGET Disclosure Letter sets forth a true and correct list of all holders of TARGET Capital Stock as of the Agreement Date, including the number of shares of TARGET Capital Stock owned of record and beneficially by each such holder.

     (b) Except for the rights of the holders of the outstanding TARGET Capital Stock set forth in TARGET's Certificate of Incorporation and Bylaws and the rights of the holders of the Options and Warrants set forth in the agreements or instruments governing such options or warrants (true and complete copies of which have been provided to PARENT) there are no options, warrants, convertible securities or other securities, calls, commitments, conversion privileges, preemptive rights or other rights or agreements outstanding to which TARGET or any TARGET stockholder is party to purchase or otherwise acquire (whether directly or indirectly) any shares of TARGET's authorized but unissued capital stock or any securities convertible into or exchangeable for any shares of TARGET's Capital Stock or obligating TARGET to grant, issue, extend, or enter into any such option, warrant, convertible security or other security, call, commitment, conversion privilege, preemptive right or other right or agreement. No warrants, convertible debentures, or any other securities of TARGET or rights to acquire shares of TARGET Capital Stock or any warrants or other securities of TARGET will become an option, warrant, convertible debenture, security or other right to purchase or otherwise acquire any capital stock or other securities of PARENT or the Surviving Corporation, or any other obligation or liability of PARENT by reason of the Merger or this Agreement. To TARGET's best Knowledge, no officer, director or 10% or greater beneficial owner of TARGET Capital Stock on an as converted to TARGET Common Stock basis has any option, warrant or other right to acquire, any issued and outstanding shares of TARGET Capital Stock from any holder of shares of TARGET Capital Stock.

     (c) (i) there are no outstanding or existing proxies, voting agreements, voting trusts, preemptive rights, rights of first refusal, rights of first offer, rights of co-sale or tag-along rights, stockholder agreements to which TARGET, or to TARGET's Knowledge, any of its stockholders is a party or other rights, understandings or arrangements regarding the voting or disposition of the capital stock of TARGET to which TARGET, or to TARGET's Knowledge, any of its stockholders is a party, or any other restrictions (other than normal restrictions on transfer under applicable federal and state securities laws) applicable to any of TARGET's outstanding stock or other securities or to the conversion of any shares of TARGET's capital stock in the Merger pursuant to any agreement or obligation to which TARGET, or to TARGET's Knowledge, any of its stockholders is a party; and (ii) TARGET has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of TARGET, or any securities into which the securities of TARGET are converted or for which such securities are exchanged (including any PARENT Common Stock into which such TARGET Common Stock is converted pursuant to the Merger), registered with under the Securities Act or any other Law.

     (d) The Disclosure Letter sets forth a true and correct list of all Options and Warrants that are outstanding on the Agreement Date, setting forth the holder of each such Option or Warrant, the date of grant, the exercise or conversion price, the vesting schedule (if any) and the number, class and series of shares of TARGET Capital Stock subject to each such Option or Warrant. None of the Options or Warrants (A) is subject to acceleration or automatic vesting as a result of the occurrence of the Merger, or (B) contains any provisions accelerating the vesting of the right to exercise such warrants upon a merger or consolidation involving TARGET, an issuance or sale of TARGET Capital Stock, any sale of all or substantially all of TARGET's assets or any business combination or similar transactions involving or causing a change of control of TARGET.

     5.4 No Violation. The execution, delivery and performance of this Agreement and the Transaction Documents by TARGET does not and will not (i) conflict with or violate any provision of TARGET's Certificate of Incorporation or Bylaws, each as amended to date; (ii) violate or breach any provision of, or result, through the mere passage of time, in a violation of, or result in the termination or acceleration of, or entitle any party to terminate or accelerate (whether after the giving of notice or lapse of time or both), any obligation under, be in conflict with or constitute or result in a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in the imposition of any Lien upon or with respect to the stock or any assets, business or properties of TARGET pursuant to, any Permit, Contract or other instrument, commitment or obligation to which TARGET is a party or by which TARGET or any of its assets is bound or subject, or violate or conflict with any other restriction of any kind or character to which TARGET, or any of its properties or assets, is subject or bound; (iii) violate any Order to which TARGET is a party or it or its properties or assets is subject or bound; or (iv) violate any Law applicable to TARGET, except, in the case of clauses
(ii), (iii) and (iv), for such violations, breaches conflicts or defaults, which will not have a Material Adverse Effect on TARGET.

     5.5 Consents, etc. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other Person on the part of TARGET is required in connection with the execution, delivery or performance by TARGET of this Agreement and the Transaction Documents, except (a) the Merger Filings, and (b) the consents, authorizations, filings, approvals and registrations set forth in the Disclosure Letter none of which, if not obtained or made, will have a Material Adverse Effect on TARGET or prevent, materially alter or delay any of the transactions contemplated by this Agreement or the Transaction Documents.

     5.6 Subsidiaries. TARGET does not own or control, directly or indirectly, any ownership, equity or profit interest in any other corporation, limited liability company, association, joint venture, partnership or other business entity.

     5.7 Legal Proceedings. (i) There are no Legal Proceedings pending or, to TARGET's best Knowledge, threatened against TARGET, its business or its assets (or against any of their officers, directors, employees, consultants or agents in their capacity as such or relating to their employment, services or relationship with TARGET), and (ii) there is no Order of any Governmental Authority or arbitrator outstanding against TARGET or, to TARGET's best Knowledge, against any of their officers, directors, employees, consultants or agents in their capacity as such or relating to their employment, services or relationship with TARGET. To TARGET's best Knowledge, there is no basis for any stockholder or former stockholder of TARGET, or any other Person, to assert a claim against TARGET or PARENT based upon:
(i) a disputed claim of ownership of capital stock, options, warrants or other rights to acquire ownership of, any shares of the capital stock of TARGET, (ii) any rights as a stockholder of TARGET, including any option, warrant or preemptive rights, right of refusal, rights of co-sale or tag along rights or rights to notice or to vote, (iii) any rights under any agreement among TARGET and its stockholders or among the stockholders of TARGET, or (iv) TARGET entering into this Agreement or any Transaction Document or consummating the Merger or any of the transactions contemplated by this Agreement or any Transaction Document.

     5.8  Intellectual Property.

          (a) TARGET IP Rights; Intellectual Property. TARGET owns, or has the valid right or license to use, possess, sell or license, all Intellectual Property (as defined below) and any intellectual property necessary or required for the conduct of its business as presently conducted and as presently proposed to be conducted, including without limitation, the OLIGON and Methylene Blue technologies (such Intellectual Property being hereinafter collectively referred to as the "TARGET IP Rights"), and such rights to use, possess, distribute sell or license are sufficient for the conduct of such business. As used herein, the term "Intellectual Property" means, collectively, all worldwide intellectual property rights, including, without limitation, patents, patent applications, rights to file for patent applications (including but not limited to continuations, continuations-in-part, divisional and reissues), trademarks, logos, service marks, trade names and service names (in each case whether or not registered) and applications for and the right to file applications for registration thereof, Internet domain names, copyrights (whether or not registered) and applications for and the right to file applications for registration thereof, moral rights, mask work rights, mask work registrations and applications therefor, licenses, inventions, trade secrets, trade dress, proprietary processes and formulae, software source code and object code, algorithms, net lists, architectures, structures, screen displays, layouts, development tools, designs, blueprints, specifications, technical drawings (or similar information in electronic format) and any other intellectual property rights arising under the laws of the United States of America, any State thereof, or any country or province, and all documentation and media (in whatever form) constituting, describing or relating to the foregoing, including, without limitation, manuals, programmers' notes, memoranda and records. All of the Intellectual Property pertaining to the OLIGON and Methylene Blue technologies is listed on the Disclosure Schedule.

          (b) No Default. Neither the execution, delivery and performance of this Agreement nor the consummation of the Merger and the other agreements and transactions contemplated hereby and/or by the Transaction Documents will: (i) constitute a breach, violation or default by TARGET under any material instrument, contract, license or other agreement governing any TARGET IP Rights; (ii) cause the forfeiture or termination of, or give rise to a right of forfeiture or termination of, any TARGET IP Rights; or (iii) impair the right of TARGET to use, possess, sell or license any TARGET IP Rights or portion thereof.

          (c) No Infringement by TARGET. Neither the license, publication, sale, distribution, marketing, or intended use of any product or service currently licensed, utilized, sold or provided by TARGET or currently under development by TARGET violates any license or agreement between TARGET and any third party or infringes or misappropriates any Intellectual Property of any third party; and there is no pending or, to TARGET's Knowledge, threatened, claim or litigation contesting the validity, ownership or right of TARGET to use, possess, sell, market, distribute, license or transfer of any TARGET IP Rights, nor to TARGET's Knowledge, is there any basis for any such claim, nor has TARGET received any notice asserting that any TARGET IP Right or the proposed use, sale, distribution, license or transfer thereof conflicts or will conflict with the rights of any other party, nor to the TARGET's Knowledge, is there any basis for any such assertion.

          (d) No Breach by Employees or Consultants. No employee, consultant or independent contractor of TARGET: (i) is in violation of any material term or covenant of any employment contract, patent disclosure agreement, invention assignment agreement, non-disclosure agreement, non-competition agreement or any other contract or agreement with any other party by virtue of such employee's, consultant's, or independent contractor's being employed by, or performing services for, TARGET. Neither TARGET's employment of its employees, nor the use by TARGET of the services of any consultant or independent contractor, subjects TARGET to any material liability to any third party.

          (e) Protection of TARGET IP Rights. TARGET has taken all necessary and appropriate steps to protect, preserve and maintain the TARGET IP Rights and its proprietary rights therein. All officers, employees, consultants and contractors of TARGET having access to proprietary information of TARGET, its customers or business partners, or who have developed or used any inventions or other proprietary information for use by TARGET, have executed and delivered an agreement whereby they have agreed to hold TARGET's proprietary information in confidence. The Disclosure Letter contains a true and correct list of (i) valid written assignments that TARGET has secured from all consultants, contractors and, where applicable, employees who were involved in, or who contributed to, the creation or development of any TARGET IP Rights, or the rights to such contributions to the extent not owned by TARGET by operation of law and (ii) any right, license, claim, or interest whatsoever that any current or former employee, officer, director, consultant or independent contractor of TARGET has in or with respect to any TARGET IP Rights.

          (f) Registered and Unregistered Intellectual Property. The Disclosure Letter contains a true and correct list of (i) all worldwide registrations of any patents, copyrights, trademarks, service marks and Internet domain names with any governmental or quasi-governmental authority held by TARGET; (ii) all applications, registrations, filings and other formal actions made or taken pursuant to federal, state and foreign laws by TARGET to secure, perfect or protect its interest in TARGET IP Rights, including, without limitation, all patent applications, copyright applications, and trademark or service marks applications, and (iii) all unregistered trademarks and service marks. All registered patents, copyrights, trademarks, service marks and Internet domain names held by TARGET are valid and enforceable.

          (g) Licenses and Other Agreements. The Disclosure Letter contains a complete list of (i) all licenses, sublicenses, assignments, indemnities, and other agreements as to which TARGET is a party and pursuant to which any person or entity is authorized to use any TARGET IP Rights, and (ii) all licenses, sublicenses, assignments, indemnities, and other agreements as to which TARGET is a party and pursuant to which TARGET is authorized to use any third party Intellectual Property that is incorporated in, or form a part of, any product or service sold, licensed, distributed, provided or marketed by TARGET.

          (h) No Infringement by Third Parties. To TARGET's best Knowledge, there is no unauthorized use, disclosure, infringement or misappropriation of any TARGET IP Rights by any third party, including any TARGET employee or former employee, consultant or independent contractor. TARGET has not agreed to indemnify any person for any infringement of any Intellectual Property of any third party through the sale, license, lease, supply, marketing or distribution of any products, goods or services by TARGET. To TARGET's best Knowledge, each Person from which TARGET acquires products, goods or services (i) obtained or made or sold such products or goods or performed such services without violating the Intellectual Property or other rights of any Person, (ii) has all rights and permissions necessary to distribute such products and goods to TARGET or perform such services for TARGET, and (iii) has all rights and permissions necessary to grant TARGET the right to redistribute such products, goods or services.

          (i) Royalties; Fees; Honoraria. To TARGET's best Knowledge, there are no royalties, honoraria, fees or other payments payable by TARGET to any third person by reason of the ownership, use, possession, license, sale, marketing, advertising or disposition of any TARGET IP Rights.

     5.9 Compliance with Law, Charter Documents and Agreements. TARGET is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws. TARGET (i) has all
material Permits and other authorizations necessary to own its properties and assets and carry on its business as it is presently being conducted and proposed to be conducted, (ii) is in compliance in all material respects with all applicable Laws of all Governmental Authorities having jurisdiction over its business or properties, and all material Permits held by it, and
(iii) is in compliance in all material respects with all of the terms and provisions of all Contracts listed in the Disclosure Letter, except, in the case of clauses (i) - (iii) for any violations, breaches conflicts or defaults, which will not have a Material Adverse Effect on TARGET. The Disclosure Letter sets forth a true and complete list of all material Permits held by TARGET; no other Permits are necessary for TARGET to own its properties and assets and carry on its business as it is presently being conducted and proposed to be conducted, other than those Permits the failure of which to obtain will not have a Material Adverse Effect on TARGET. Each Permit listed in Paragraph 5.9 of the Disclosure Letter is in full force and effect. TARGET has not received any written notice nor, to TARGET's best Knowledge, any other communication from any
Governmental Authority (or quasi-governmental authority) regarding (a) any actual or possible violation of Law or any Permit or any failure to comply with any term or requirement of any Law or Permit, or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Permit that is material to and required for the operation of its business as currently conducted. TARGET has not been the subject of any audit by any Governmental Authority for the purpose of determining whether it has complied with applicable Law

     5.10 Financial Statements; Books and Records.

     (a) The Disclosure Letter contains a true and correct copy of (i) TARGET's audited consolidated financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of cash flows, including notes thereto) at and as of December 1999 , (ii) TARGET's unaudited consolidated financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of cash flows, including notes thereto) at and as of December 2000 and December 2001 , (iii) (collectively, the "TARGET Financial Statements"). All of the Financial Statements are in accordance with the books and records of TARGET have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and fairly present the financial condition and operating results of TARGET as of the dates and for the periods indicated therein, subject in the case of the unaudited TARGET Financial Statements to the absence of footnotes and year-end adjustments that are not material in the aggregate.

     (b) Except as set forth in TARGET's unaudited consolidated balance sheet as of December 31, 2001 (the "Most Recent Balance Sheet"), TARGET has no debts, liabilities or obligations, whether accrued, absolute, contingent, known, unknown or otherwise, and whether or not of a nature required to be reflected or reserved against in a balance sheet in accordance with GAAP, other than
(A) debts, liabilities or obligations incurred in the ordinary course of business subsequent to December 31, 2001, none of which are material, and (B) executory contract obligations under (x) Contracts set forth in the Disclosure Letter or (y) Contracts not required to be listed in the Disclosure letter. Except as disclosed in the TARGET Financial Statements, TARGET is not a guarantor or indemnitor of any indebtedness of any other Person.

     (c) Except as set forth in the Disclosure Letter, the books, records and accounts of TARGET (i) are in all material respects true, complete and correct, (ii) have been maintained in accordance with good business practices, and (iii) are stated in reasonable detail and accurately and fairly reflect the basis for the TARGET Financial Statements. TARGET has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary (x) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, (y) to maintain accountability for assets, and (C) the amount recorded for assets on the books and records of TARGET is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     5.11 Title and Related Matters. TARGET does not own any real property. The Most Recent Balance Sheet reflects all of the properties and assets used by TARGET in its business, except for
(i) properties or assets acquired or disposed of in the ordinary course of business since the date thereof, and (ii) properties or assets not required under GAAP to be reflected thereon. TARGET owns its properties and assets free and clear of all Liens, except statutory Liens for the payment of current taxes that are not yet delinquent and such imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and do not detract from the value or interfere with the present use, of the property subject thereto or affected thereby. The properties and assets of TARGET that are material to the operation of its business are (i) in all material respects adequate for the conduct of its business as currently conducted and as proposed to be conducted, and (ii) in good condition and repair, normal wear and tear excepted. With respect to the properties and assets it leases, TARGET holds valid leasehold interests free and clear of all Liens and such leases are fully effective and afford it peaceful and undisturbed possession of the subject matter of the lease. TARGET is in compliance in all material respects with all zoning, building, safety or environmental ordinance, regulation or requirement or other Laws applicable to the operation of owned or leased properties, and has not received any written notice of such violation with which it has not complied.

     5.12 Employee Benefit Matters. The TARGET does not and has not sponsored, maintained or contributed to any "employee benefit plan", as defined in Section 3(3) of ERISA (including, but not limited to, employee benefit plans which are not subject to the provisions of ERISA) ("Plan"). Other than as set forth in the Disclosure Letter TARGET is not a party to any collective bargaining agreement, profit sharing, stock option, stock purchase, pension, bonus, incentive, retirement, incentive award plan or arrangement, vacation policy, severance pay policy or agreement for severance pay, accelerated vesting or similar benefits following termination of employment or upon the execution of this Agreement or the Closing, deferred compensation agreement or arrangement, consulting agreement, employment contract, medical reimbursement, life insurance or other benefit plan, agreement, arrangement, program, practice or understanding ("Benefit Program"). TARGET has no full-time or part-time employees. There are no existing or, to TARGET's best Knowledge, threatened labor disputes. TARGET owes no wages, bonuses, commissions, taxes, penalties or assessments, owed to, or arising out of the employment of, any officer, director, employee or other person or consultant. TARGET is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health, and is not engaged in any unfair labor or unfair employment practices. There is no unfair labor practice charge or complaint or any other matter against (or to TARGET's best Knowledge, involving) TARGET pending or, to TARGET's best Knowledge, threatened before any Governmental Authority. No agreement, arbitration or court decision or governmental order to which TARGET is a party or, to TARGET's best Knowledge, to which it or any of its properties or assets is bound or subject in any way limits or restricts TARGET from relocating or closing any of its operations.

     5.13 Contracts and Transactions.

     (a) TARGET is not a party to or bound by: (i) any Contract which may not be canceled by TARGET without penalty in excess of $25,000 upon notice of 30 days or less or which provides for payments by or to TARGET in an amount in excess of $25,000 over the term of the Contract; (ii) any Contract containing any covenant limiting in any respect the right of TARGET to engage in any line of business or in any jurisdiction or to compete with any Person or granting any exclusive distribution rights; (iii) any Contract relating to the disposition or acquisition by TARGET after the Agreement Date of a material amount of assets not in the ordinary course of business or pursuant to which TARGET has any material ownership interest in any corporation, partnership, joint venture or other business enterprise; or (iv) any Contract restricting TARGET's right to use TARGET IP Rights.

      (b) True and complete copies of all Contracts are set forth in the Disclosure Letter, including all amendments thereto have been provided to PARENT prior to the Agreement Date. All such Contracts are valid and enforceable in accordance with their respective terms, in each subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies. There is not under any of such Contracts any existing material breach, default or event of default by TARGET or event that with notice or lapse of time or both would constitute a material breach, default or event of default by TARGET, nor has TARGET received written notice of, or made a claim with respect to, any material breach or default by any other party to any such Contract. To TARGET's best Knowledge, no party to any Contract set forth the Disclosure Letter intends to withdraw, cancel, modify or amend such Contract.

     5.14 Related Party Transactions. No director, officer or other Affiliate or Associate of TARGET or any entity in which any such director, officer or other Affiliate or Associate, has any direct or indirect material interest in, or owns any beneficial interest in any Person (other than a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than 1% of the stock of which is beneficially owned by any such persons) that has any direct or indirect interest in: (i) any property (real, personal or mixed), tangible, or intangible, used or currently intended to be used in, the business or operations of TARGET, (ii) any Contract, or any other arrangement or understanding with, or relating to, the business or operations of TARGET, or any Person with which TARGET has a business relationship; (iii) any loan, arrangement, understanding, agreement or contract for or relating to indebtedness of TARGET or (iv) any Person that competes with TARGET.

     5.15 Environmental Laws. To TARGET's best Knowledge, TARGET is not in violation of any applicable Environmental Law and TARGET is not and will not be required to make any expenditures to comply with any Environmental Law.

     5.16 Tax Returns and Payments.

     (a) The Disclosure Letter sets forth a true and complete list of all Taxes to which TARGET currently is subject. Except as set forth in the Disclosure Letter, (i) TARGET has timely filed all Tax Returns required by applicable Law and all such Tax Returns are true and correct in all material respects, and (ii) such Tax Returns are not subject to penalties under Section 6662 of the Code, relating to accuracy-related penalties (or any corresponding provision of the state, local or foreign Tax law) or any predecessor provision of law. An extension of time within which to file any Tax Return that has not been filed has not been requested or granted.

     (b) TARGET has paid all Taxes (including estimated Taxes) and other assessments due on or prior to the Agreement Date, except those, if any, currently being contested by it in good faith by TARGET and which are listed in the Disclosure Letter; and TARGET is not delinquent in the payment of any Tax nor delinquent in the filing of any Tax Return. Without limiting the generality of the foregoing, TARGET has reported and duly paid state and local sales and use Taxes in all states in which it is required to report and pay such Taxes.

     (c) TARGET has not filed a consent pursuant to the provisions of Section 341(f) (or any corresponding provision of state, local or foreign income tax law) or agreed to have Section 341(f)(2) of the Code (or any corresponding provision of state, local or foreign income tax law) apply to any disposition of any asset owned by it. TARGET has not made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) other than in the ordinary course of business consistent with past practices. TARGET has not had any Tax deficiency threatened, claimed, proposed or assessed against it, nor has it executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax, assessment or other governmental charge. TARGET has not received any notification or other communication indicating that any issues have been raised (and are currently pending) by the Internal Revenue Service or any other Governmental Authority regarding its Taxes or Tax Returns, nor has its Tax Returns been audited by the Internal Revenue Service or any other Governmental Authority. TARGET has withheld or collected from each payment made to each of its employees, whether in cash, stock or in kind, the full amount of all Taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper Governmental Authority or authorized depositories. No material special charges, penalties, fines, liens or other similar encumbrances have been asserted against TARGET with respect to the payment or failure to pay any Taxes which have not been paid or received without further liability to TARGET. TARGET has provided to PARENT prior to the Agreement Date copies of all Tax Returns of TARGET for the prior taxable periods.

     (d) TARGET (i) has not been a member of an affiliated group of corporations, within the meaning of Section 1504 of the Code and(ii) has agreed to make nor is it required to make any adjustments under Section 481(a) of the Code by reason of a change in accounting method or otherwise.

     5. 17 Insurance. The Disclosure Letter sets forth a true and complete list of all insurance policies in force naming TARGET as an insured or beneficiary or as a loss payable payee or for which TARGET has paid or is obligated to pay all or part of the premiums. TARGET has not received written notice of any pending or threatened cancellation or material premium increase (retroactive or otherwise) with respect thereto, and, TARGET is in compliance with all conditions contained therein. There are no pending claims against such insurance by TARGET as to which insurers are defending under reservation of rights or have denied liability, and there exists no material claim under such insurance that has not been properly filed by TARGET. Except for the self-insurance retentions or deductibles set forth in the policies listed in the Disclosure Letter, to TARGET's best Knowledge, the policies maintained by it are adequate in scope and amount to cover all prudent and reasonably foreseeable risks which may arise in the conduct of their business as currently conducted and as proposed to be conducted.

     5.18 Absence of Certain Changes or Events.

          (a) Since the end of the last fiscal year for which TARGET has obtained and furnished to PARENT Companies audited financial statements of TARGET and its subsidiaries, TARGET has not: (i) amended or otherwise changed its Certificate of Incorporation or Bylaws; (ii) issued, sold, pledged, disposed of or encumbered, or authorized the issuance, sale, pledge, disposition or encumbrance of, any shares of its capital stock of any class or any options, warrants, convertible or exchangeable securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, of it (other than Options and Warrants set forth in the Disclosure Letter);
(iii) reclassified, combined, split, subdivided or redeemed, purchased or otherwise acquired, directly or indirectly, any of its capital stock; (iv) declared, set aside, made or paid any dividend or other distribution, whether payable in cash, stock, property or otherwise, with respect to any of its capital stock;
(v) acquired (including, without limitation, for cash or shares of stock, by merger, consolidation or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or made any investment either by purchase of stock or securities, contributions of capital or property transfer, or purchased any property or assets of any other Person; (vi) created, incurred or assumed any material indebtedness for borrowed money, whether or not in the ordinary course of business, issued any debt securities, or assumed, guaranteed, endorsed or otherwise become liable or responsible (whether directly, contingently or otherwise) for, any material obligations of any other Person;
(vii) made any loans or advances to any other Person; (viii) made any capital expenditures in excess of $25,000; (ix) sold, pledged, disposed of or encumbered, or authorized the sale, pledge, disposition or encumbrance of properties or assets, tangible or intangible, having a value in any single transaction in excess of $25,000, or sold, licensed, assigned or transferred any TARGET IP Rights, except sales of inventory in the ordinary course of business; (x) entered into, amended, terminated or canceled any material Contract, other than in the ordinary course of business, consistent with past practice, (xi) except pursuant to the terms of a Plan or Benefit Program or as set forth in the Disclosure Letter, increased the compensation payable or to become payable to its officers or salaried employees, granted any severance or termination pay to, or entered into any employment or severance agreement with, any of its directors, officers or salaried personnel, or established, adopted, entered into or amended any bonus, profit sharing, trust, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers, personnel or employees, or taken any action to accelerate any rights or benefits thereunder; (xii) changed any accounting policies or procedures or made any change in any accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in GAAP; (xiii) made any Tax election, other than in the ordinary course of business consistent with past practice; (xiv) paid, discharged or satisfied any material Liens, claims, debts, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of due and payable liabilities reflected or reserved against in the TARGET Financial Statements, as appropriate, or liabilities incurred after the date of the Most Recent Balance Sheet in the ordinary course of business and consistent with past practice; (xv) increased or decreased prices charged to its customers, other than in the ordinary course of business consistent with past practice, or failed to use all commercially reasonable efforts to enforce any Contract or other agreement with any customer or supplier, collect its accounts receivable, or pay its accounts payable, in each case in the ordinary course of business consistent with past practice; or
(xvi) agreed, in writing or otherwise, to take or authorize any of the foregoing actions or any action which would make any representation or warranty in Article V hereof untrue or incorrect in any respect.

     (b) Since the end of the last fiscal year for which TARGET has obtained and furnished to PARENT Companies audited financial statements of TARGET and its subsidiaries, there has not been with respect to TARGET any change in the business, operations, assets, liabilities, financial condition or operating results of TARGET or any other event or condition of any character, whether or not arising in the ordinary course of business, which change by itself or in conjunction with all other such changes has had or may reasonably be expected to have a Material Adverse Effect on TARGET.

     5.19 Trading in PARENT Common Stock. During the two month period prior to the Agreement Date, none of TARGET, any holder of 5% or more of the shares of TARGET or any person or entity from which TARGET is to acquire the business and assets pertaining to the OLIGON and Methylene Blue technologies, or any officer or director of TARGET or any such other person or entity, has directly or indirectly purchased or sold (including short sales) any shares of PARENT Common Stock (or any put, call, option or derivative security or the like relating thereto) in any transactions effected on the OTC Bulletin Board or otherwise.

                           ARTICLE VI
                       INTERIM OPERATIONS

     6.1 Conduct of Business by TARGET Pending the Merger. TARGET hereby covenants and agrees that, between the Agreement Date and the Effective Time, (i) TARGET shall operate its business only in the ordinary course consistent with past practice and will not engage in any new line of business or enter into any new Contract, transaction or activity or make any commitment except in the ordinary course of business consistent with past practice; and (ii) TARGET shall use commercially reasonable efforts to preserve intact its business organization, to keep available the services of its current officers, employees and consultants, and to preserve its present relationships with customers, suppliers and other persons with which it has business relations. Notwithstanding the foregoing, nothing in this
Section 6.1 shall preclude TARGET from acquiring the business and assets pertaining to the OLIGON and Methylene Blue technologies that TARGET is required to acquire as a condition to Closing.

     6.2 Conduct of Business by PARENT Pending the Merger. PARENT hereby covenants and agrees that, between the Agreement Date and the Effective Time, (i) PARENT shall operate its business only in the ordinary course consistent with past practice and will not engage in any new line of business or enter into any new Contract, transaction or activity or make any commitment except in the ordinary course of business consistent with past practice; and (ii) PARENT shall use commercially reasonable efforts to preserve intact its business organization, to keep available the services of its current officers, employees and consultants, and to preserve its present relationships with customers, suppliers and other persons with which it has business relations. Notwithstanding the foregoing, nothing in this
Section 6.1 shall preclude PARENT from doing any of the following: increasing its authorized capital stock; amending its Certificate of Incorporation to preclude (from and after the Effective Date) action by written consent or nominations of directors other than pursuant to the PARENT's customary nomination process; amending its Bylaws to permit the number of directors constituting the PARENT's Board of Directors to be increased; issuing securities in connection with any financing;
conforming the PARENT's outstanding options to the terms and conditions of the Warrant issued to SCO Capital Partners LLP or, with the prior consent of TARGET, which shall not be unreasonably withheld, adopting a new stock option plan.

     6.3 Approval of Stockholders. Within ten (10) days after the date hereof, TARGET shall solicit stockholder approval by written consent in accordance with applicable law from those holders of TARGET Capital Stock for the purpose of obtaining their approval of this Agreement, the Merger and the other transactions contemplated hereby ("Consents"), and shall use its best efforts to obtain such Consents;. TARGET will prepare and send to the aforesaid holders and other persons for such purpose a notice of Merger and a recommendation by TARGET's Board of Directors and management that such stockholders consent to this Agreement and the Merger and the notification regarding dissenters' rights required by the DGCL (the "Notice of Merger"). The Notice of Merger shall be in such form and contain such information so as to permit compliance by PARENT with the requirements of Section 4(2) and Rule 506 of Regulation D under the Securities Act in connection with the offering and issuance of shares of PARENT Common Stock in the Merger and comply in all material respects with all applicable Laws, including Section 151 and other applicable provisions of the DGCL. The Notice of Merger shall comply with the requirements of Section 4(2) and Rule 506 under the Securites Act, as aforesaid, including, without limitation, SEC filings pertaining to PARENT. Without limiting the generality of the foregoing, TARGET shall arrange for the appointment of a "purchaser representative," as defined in Rule 501 of Regulation D under the Securities Act, reasonably satisfactory to PARENT (the "Purchaser Representative"), shall use its best efforts to have each holder of TARGET securities who is not an "accredited investor" as defined in Rule 501 agree to the appointment, and accept the representation, of such Purchaser Representative, and shall use its best efforts to cause each holder of TARGET securities to execute and deliver to PARENT such offeree questionnaires and/or representation letters as may have been requested by PARENT ("Stockholder Representations").

                           ARTICLE VII
                      ADDITIONAL AGREEMENTS

     7.1 Best Efforts; Cooperation; Further Assurances. Each of the parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated herein, including, without limitation,
(i) cooperating with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Law or the rules of the OTC Bulletin Board or any other exchange on which the PARENT Common Stock is listed, in connection with the transactions contemplated by this Agreement; (ii) using commercially reasonable efforts to obtain all licenses, Permits, consents, approvals, authorizations, qualifications and orders of any Governmental Authority or other Persons (including parties to Contracts with TARGET) as are necessary for the consummation of the transactions contemplated hereby (provided, that nothing herein shall require PARENT or TARGET, as the case may be, to amend,  modify  or terminate any material Contract,  or  take  or refrain from taking any action with respect to its business as currently conducted or as proposed to be conducted, to obtain any such license, Permit, consent, approval, authorization, qualification or orders); (iii) making on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it for the consummation of the transactions contemplated hereby; (iv) defending all Legal Proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby; and (v) executing and delivering such additional instruments and other documents and taking such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

     7.2 Access to Information. From the Agreement Date to the Effective Time, each party hereto shall (and shall cause its directors, officers, employees, auditors, counsel and agents to) afford the other party hereto and the other party's officers, employees, auditors, counsel and agents full and complete access on reasonable notice during business hours, without undue disruption of operations, to all assets, properties, books, records, accounts, contracts and documents of or relating to such providing party and such other information as the receiving party may reasonably request concerning the businesses, finances and properties of such providing party and its operations. Until the Effective Time, all confidential information provided pursuant to this Section 7.2 will be subject to the confidentiality agreement previously executed by PARENT and TARGET (the "Confidentiality Agreement") and the provisions of Section 15.11 hereof.

     7.3 Notification of Certain Matters. TARGET shall give prompt written notice to PARENT of (i) any material change in the normal course of its business; (ii) the receipt by it of notice of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) or the receipt by it of a notice of the institution or the threat of litigation or other legal proceedings involving it; and (iii) the occurrence or non-occurrence of any other event which causes, or would be reasonably likely to cause, any representation or warranty of TARGET contained herein to be untrue or inaccurate in any respect, or any covenant, condition or agreement of TARGET contained herein not to be complied with or satisfied in any respect.

     7.4 Publicity. No press release or other public announcement related to this Agreement or the transactions contemplated hereby shall be issued by any party without the prior written approval of the other parties hereto, except that PARENT may make such public disclosure which it believes in good faith to be required by applicable Law or the rules of the OTC Bulletin Board.

     7.5 Exclusive Dealings. From the Agreement Date until the Effective Time, or earlier termination of this Agreement as provided in Article XIV hereof, none of PARENT, TARGET or their respective Affiliates and Associates shall, nor shall PARENT or TARGET authorize or permit any of their respective officers, directors, employees, agents or representatives to, directly or indirectly: (i) solicit, initiate, encourage the initiation or submission by others of any Acquisition Proposal (as hereinafter defined); (ii) enter into or participate in discussions or negotiations with, respond to solicitations relating to, furnish to any Person any information with respect to, or take any other action to encourage or facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; or (iii) enter into any Contract, agreement or commitment (whether or not binding) with respect to any Acquisition Proposal. For purposes of this Agreement, the term "Acquisition Proposal" means any proposal with respect to a sale or other disposition of all or any part of the assets, business or properties of PARENT, on the one hand, and TARGET, on the other hand (whether by merger, consolidation, sale of stock or assets or otherwise), or a purchase or other acquisition by PARENT, on the one hand, and TARGET, on the other hand, of all or any part of the assets, business or properties of any other Person (whether by merger, consolidation, sale of stock or assets or otherwise). Each party hereto will immediately notify the other party if any third party initiates any solicitation, discussion or negotiation with respect to any Acquisition Proposal, as well as the identity of such third party and the material terms of any such Acquisition Proposal.

     7.6 Trading in PARENT Common Stock. From the Agreement Date until the Effective Time, neither TARGET or any person or entity which shall be a shareholder of TARGET immediately prior to the Closing as a consequence of the acquisition by TARGET, as required under this Agreement, prior to Closing of the business and assets pertaining to the OLIGON and Methylene Blue technologies, nor any officer, director, Affiliate or Associate with respect thereto, will directly or indirectly purchase or sell (including short sales) any shares of PARENT Common Stock (or any put, call, option or derivative security or the like relating thereto) in any transactions effected on the OTC Bulletin Board or otherwise.

     7.7 Employee Matters. Nothing in this Agreement shall be construed to require PARENT, the Surviving Corporation, or any Affiliate of PARENT to continue the employment of any employee of TARGET or to continue in effect any Plan or Benefit Program; provided, that each employee of TARGET who becomes an employee of PARENT, the Surviving Corporation or an affiliate thereof after the Effective Time (the "Hired Employee") shall be eligible to receive salary and benefits (such as health insurance, bonuses and stock options) consistent with PARENT's standard human resource policies.

     7.8 TARGET Auditors. TARGET will cause its management and its independent auditors to facilitate i) the preparation and delivery by TARGET to PARENT on a timely basis of such audited and unaudited financial statements (including pro forma financial statements if required), at TARGET'S expense, as required by PARENT to comply with applicable SEC regulations, and (ii) the review, on a timely basis, of any TARGET audit or review work papers since inception, including the examination of selected interim financial statements and data.

     7.9 PARENT Franchise Taxes. PARENT shall have fully paid, on or prior to Closing, all outstanding franchise taxes owing by PARENT in the State of Delaware.

     7.10 PARENT Board of Directors. At closing, there will be three directors on the Board of Directors of Parent, one of which shall be Jeffrey B Davis, an individual designated by the Target Board of Directors as the same was constituted prior to the closing. Promptly after the closing, the Parent shall initiate the steps necessary to amend its Bylaws so as to permit the size of the Parent's Board of Directors to be increased, and shall take all steps necessary to cause such increase to be effected as soon as practicable (including, without limitation, preparing and filing a proxy statement with the SEC in a timely manner and completing a shareholder meeting to vote on the matter). Promptly upon increasing the size of PARENT's Board of Directors to at least 5 directors, a second individual designated by TARGET's Board of Directors as the same was constituted prior to the closing shall be elected by Parent's Board of Directors to fill a vacancy on Parent's Board of Directors, increasing to two the aggregate number of directors on PARENT"s Board of Directors who were designated by TARGET's Board.

     7.11 Lock-Up Agreements. At closing, PARENT shall cause to be delivered to TARGET Lock-Up Agreements, substantially in the form of Exhibit 9.10 hereto, executed by Christopher Wood, Bioaccelerate Limited, Jano Holdings Limited and Lifescience
Ventures Limited.


                          ARTICLE VIII
      CONDITIONS TO THE OBLIGATIONS OF THE PARENT COMPANIES

     The obligations of the PARENT Companies to effect the Merger and the other transactions contemplated hereunder shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, any or all of which may be waived in whole or in part by PARENT:

     8.1 Accuracy of Representations and Warranties and Compliance with Obligations; Disclosure Letter. The representations and warranties of TARGET contained in this
Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by a reference to materiality or knowledge, which representations and warranties shall be true and correct in all respects) at and as of the Effective Time with the same force and effect as though made at and as of that time except that those representations and warranties which address matters only as of a particular date shall have been true and correct as of such date. TARGET shall have performed and complied in all material respects with all of its obligations required by this Agreement to be performed or complied with at or prior to the Effective Time. TARGET shall have delivered to the PARENT Companies a certificate, dated as of the Closing Date and signed by its President, to the effect of the foregoing. The Disclosure Letter of TARGET shall not have been amended in such a manner so as not to be acceptable to TARGET in form and in substance.

     8.2 Corporate Matters. TARGET shall have delivered to the PARENT Companies: (a) copies of the Certificate of Incorporation and Bylaws of TARGET as in effect immediately prior to the Effective Time; (b) copies of resolutions adopted by the Board of Directors and stockholders of TARGET authorizing this Agreement and the consummation of the transactions contemplated hereby; and
(c) a certificate of good standing of TARGET issued by the Secretary of State of Delaware and each other state in which TARGET is qualified to do business as of a date not more than five (5) days prior to the Closing Date, certified in the case of subsections (a) and (b) of this Section 8.2 as of the Closing Date by the President of TARGET as being true, correct and complete.

     8.3   No  Adverse  Proceedings.  No  court  or  Governmental
Authority or other regulatory body shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making illegal, materially restricting or preventing or prohibiting the Merger or the transactions contemplated by this Agreement. No Legal Proceeding shall be overtly threatened or pending against the PARENT Companies or TARGET before any court or Governmental Authority which seeks to restrain, prohibit, invalidate or collect damages arising out of the Merger or any other transaction contemplated hereby or obtain damages or other relief from any such party, in connection with this Agreement or the consummation of the transactions contemplated hereby.

     8.4 Consents and Approvals. TARGET shall have delivered to PARENT copies of (a) all consents, approvals, orders and authorizations of, and all registrations, qualifications, designations, declarations or filings with, any Governmental Authority or other Persons required in connection with the execution and delivery by TARGET of this Agreement or the consummation by TARGET of the transactions contemplated hereby and (b) all consents to the transactions contemplated hereby and waivers of rights to terminate or modify any Contracts, rights or obligations of TARGET from any Person from whom such consent or waiver is required under any Contract or instrument, or who, as a result of the transactions contemplated hereby, would have such rights to terminate or modify such Contracts or instruments, either by the terms thereof or as a matter of Law. Consents shall have been received from the required holders as set forth in
Section 5.3(c) herein

     8.5 Private Placement. The offering and issuance of shares of PARENT Common Stock in the Merger shall be in compliance with
Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder and all other applicable federal and state securities Laws to the satisfaction of PARENT and its counsel, and TARGET and holders of TARGET Capital Stock shall have taken all steps reasonably required by PARENT to ensure such compliance, including, without limitation, (i) the appointment of a Purchaser Representative by each holder of TARGET Capital Stock that is not an "accredited investor" as defined in Rule 501 and (ii) the execution and delivery to PARENT of Stockholders Representations by each holder of TARGET Capital Stock. TARGET shall also have delivered to PARENT such executed agreements and related documentation to establish compliance under Section 4(2) and Regulation 506 under the Securities Act in connection with the issuance of Merger Shares and other consideration by PARENT pursuant to this Agreement.

     8.8 Financial Statements. PARENT shall have received audited financial statements of TARGET of the fiscal years ended 1999, and unaudited statements for 2000 and 2001, and related pro forma financial statements, as well as applicable unaudited financial statements for the period since the completion of such fiscal year, together with an agreement by TARGET's independent public accountant that they will provide any consent that could reasonably be required, as may be necessary or appropriate for inclusion in any report required by the SEC to be filed by PARENT with respect to the Merger. The TARGET's independent public acountant shall also furnish any comparable consent with respect to each other SEC filing by PARENT in which it is required.

     8.9  Intentionally Omitted

     8.10 Confidentiality Agreements. PARENT shall have entered into non-compete, non-solicitation, confidentiality and inventions agreements with each of the individuals identified by PARENT in its sole discretion, if any, which individuals are involved with the business and assets of TARGET or the business and assets pertaining to the OLIGON and Methylene Blue technologies to be acquired by TARGET prior to Closing, in each case upon terms and conditions approved by PARENT (the "NDA").

     8.11 Acquisition of Business and Assets Pertaining to OLIGON and Methlyene Blue Technologies. TARGET shall have acquired the business and assets pertaining to the OLIGON and Methylene Blue Technologies on terms and conditions satisfactory to PARENT in form and in substance.

     8.12 No Material Adverse Change. Between the Agreement Date and the Effective Time, there shall not have been any Material Adverse Change with respect to TARGET or the business and assets to be acquired by TARGET prior to Closing with respect to the OLIGON and Methylene Blue technologies, and TARGET shall have delivered to PARENT a certificate to such effect, dated as of the Closing Date and signed by an executive officer..

     8.13 Governmental Consents. Any applicable waiting period under the HSR Act with respect to the Merger shall have expired or been terminated. TARGET shall have delivered to PARENT copies of (a) all consents, approvals, orders and authorizations of, and all registrations, qualifications, designations, declarations or filings with, any Governmental Authority required in connection with the execution and delivery by TARGET of this Agreement or the consummation by TARGET of the transactions contemplated hereby  and  (b)  all  consents to the transactions  contemplated hereby and waivers of rights to terminate or modify any Contracts, rights or obligations of TARGET and in respect of the businesses and assets pertaining to the OLIGON and Methylene Blue technologies to be acquired by TARGET prior to Closing, from any Person from whom such consent or waiver is required under any Contract or instrument, or who, as a result of the transactions contemplated hereby, would have such rights to terminate or modify such Contracts or instruments, either by the terms thereof or as a matter of Law.

     8.14 Certain Actions.

     Except as contemplated by this Agreement, TARGET shall not have, between the Agreement Date and the Effective Time, directly or indirectly, done or have proposed or agreed to do any of the following without prior consultation with PARENT and receipt of PARENT's prior written consent, which consent shall not be unreasonably withheld:

     (a) (i) amend or otherwise change its Certificate of Incorporation or Bylaws (other than amendments which are not material to PARENT); (ii) issue, sell, pledge, dispose of, or encumber, or, authorize the issuance, sale, pledge, disposition, or encumbrance of any shares of its capital stock of any class or any options, warrants, convertible or exchangeable securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, of it, other than the issuance of TARGET capital stock upon (x) exercise of (and in accordance with the terms of) any currently outstanding options or currently outstanding warrants for capital stock of TARGET or
(y) conversion or exchange of (and in accordance with the terms of) any TARGET capital stock outstanding as of the Agreement Date; (iii) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock; or (iv) declare, set aside, make or pay any dividend or other distribution, whether payable in cash, stock, property or otherwise, with respect to any of its capital stock; acquire (including, without limitation, for cash or shares of stock, by merger, consolidation or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or make any investment either by purchase of stock or securities, contributions of capital or property transfer, or purchase any property or assets of any other Person in excess of $25,000;

     (b) (i) create, incur or assume any indebtedness for borrowed money, whether or not in the ordinary course of business, or issue any debt securities in excess of $25,000; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for, the obligations of any Person; (iii) make any loans or advances to any other Person other than to employees in the ordinary course of business consistent with past practice; or (iv) make or commit to make any capital expenditures in excess of $25,000, other than those proposed to be made in any financial budgets

     (c) not in the ordinary course of business: (i) issue any debt securities in excess of $25,000; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for, the obligations of any Person; (iii) make any loans or advances to any other Person other than to employees in the ordinary course of business consistent with past practice; or (iv) make or commit to make any capital expenditures in excess of $25,000, other than those proposed to be made in any financial budgets delivered to PARENT prior to the Agreement Date;

     (d) (i) sell, pledge, dispose of or encumber, or authorize the sale, pledge, disposition or encumbrance of any of its properties or assets, tangible or intangible, except in each case in the ordinary course of business; (ii) enter into any new Contract other than in the ordinary course of business, consistent with past practice; or (iii) amend, terminate or cancel any material contract or fail to perform in any material respect any of its obligations thereunder;

     (e) (i) change any accounting policies or procedures, change any annual accounting period or make any change in any accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in GAAP; (ii) revalue any of its assets, including writing down the value of any assets or writing off any notes or accounts receivable; (iii) make or change any Tax election, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment, or take any other action or omit to take any action, if any such action or omission would have the effect of increasing the Tax liability of PARENT or TARGET;

     (f) pay, discharge or satisfy any Liens, claims, debts, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of due and payable liabilities reflected or reserved against in the TARGET Financial Statements, as appropriate, or liabilities incurred after the date of the Most Recent Balance Sheet in the ordinary course of business and consistent with past practice;

     (g) increase or decrease prices charged to its customers, other than in the ordinary course of business consistent with past practice, or fail to use all commercially reasonable efforts to enforce any Contract or other agreement with any customer or supplier, collect its accounts receivable, or pay its accounts payable, in each case in the ordinary course of business consistent with past practice;

     (h) except as contemplated in other provisions of this Agreement, enter into any contract or transaction with or for the benefit of any of its directors, officers, stockholders, Affiliates or Associates or any entity in which any such director, officer, stockholder, Affiliate or Associate, or their respective Affiliates or Associates, has a direct or indirect interest, whether or not in the ordinary course of business; or agree, in writing or otherwise, to take or authorize any of the foregoing actions or any action which would make any representation or warranty in Article IV hereof untrue or incorrect in any respect; or

     (i) (i) solicit, initiate, encourage the initiation or submission by others of any Acquisition Proposal; (ii) enter into or participate in discussions or negotiations with, respond to solicitations relating to, furnish to any Person any information with respect to, or take any other action to encourage or facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; or (iii) enter into any Contract, agreement or commitment (whether or not binding) with respect to any Acquisition Proposal.

     8.15 Dissenting Stockholders. TARGET shall have furnished to PARENT a list of all Dissenting stockholders of TARGET and the number of shares of TARGET securities owned by each such
Dissenting  stockholder  and  the  number  of  shares  of  PARENT securities into which each such Dissenting stockholder's shares would have converted had such holder not dissented. No more than % of the holders of TARGET securities immediately prior to the Closing (including, for this purpose, as if they were holers of TARGET securities, persons or entities which are to receive consideration from or through PARENT in the Merger as a consequence of the acquisition by TARGET of the business and assets pertaining to the OLIGON and Methylene Blue technologies) shall have demanded appraisal of their shares.

                           ARTICLE IX
             CONDITIONS TO THE OBLIGATIONS OF TARGET

     The obligations of TARGET to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, any or all of which may be waived in whole or in part by TARGET:

     9.1 Accuracy of Representations and Warranties and Compliance with Obligations; Disclosure Letter. The representations and warranties of the PARENT Companies contained in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by a reference to materiality or knowledge, which representations and warranties shall be true and correct in all respects) at and as of the Effective Time with the same force and effect as though made at and as of that time except that those representations and warranties which address matters only as of a particular date shall have been true and correct as of such date. Each of the PARENT Companies shall have performed and complied in all material respects with all of its obligations required by this Agreement to be performed or complied with at or prior to the Effective Time. Each of the PARENT Companies shall have delivered to TARGET a certificate, dated as of the Closing Date and signed by an executive officer, to the effect of the foregoing. The Disclosure Letter of PARENT shall not have been amended in such a manner so as not to be acceptable to TARGET in form and in substance.

     9.2   Corporate  Matters.  PARENT shall  have  delivered  to
TARGET: (a) copies of the Certificate or Articles of Incorporation and Bylaws of each of PARENT and Acquisition Corp. as in effect immediately prior to the Effective Time; (b) copies of resolutions adopted by the Board of Directors of PARENT and the Board of Directors and stockholder of Acquisition Corp. authorizing this Agreement and the consummation of the transactions contemplated hereby; and (c) a certificate of good standing of PARENT issued by the Secretary of State of the State of Delaware as of a date not more than five (5) days after the Closing Date, certified in the case of subsections (a) and (b) of this Section 9.2 as of the Closing Date by an executive officer of PARENT as being true, correct and complete.

     9.3   No  Adverse  Proceedings.  No  court  or  Governmental
Authority or other regulatory body shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making illegal, or preventing or prohibiting the Merger or the transactions contemplated by this Agreement. No Legal Proceeding shall be overtly threatened or pending against the PARENT Companies or TARGET before any court or Governmental Authority which seeks to restrain, prohibit, invalidate or collect damages arising out of the Merger or any other transaction contemplated hereby or obtain damages or other relief from any such party, in connection with this Agreement or the consummation of the transactions contemplated hereby.

     9.4 No Material Adverse Change. Between the Agreement Date and the Effective Time, there shall not have been any Material Adverse Change with respect to PARENT, and PARENT shall have delivered to TARGET a certificate to such effect, dated as of the Closing Date and signed by an executive officer.

     9.5 Governmental Consents. Any applicable waiting period under the HSR Act with respect to the Merger shall have expired or been terminated. PARENT shall have delivered to TARGET copies of (a) all consents, approvals, orders and authorizations of, and all registrations, qualifications, designations, declarations or filings with, any Governmental Authority required in connection with the execution and delivery by PARENT of this Agreement or the consummation by PARENT of the transactions contemplated hereby  and  (b)  all  consents to the transactions  contemplated hereby and waivers of rights to terminate or modify any Contracts, rights or obligations of PARENT from any Person from whom such consent or waiver is required under any Contract or instrument, or who, as a result of the transactions contemplated hereby, would have such rights to terminate or modify such Contracts or instruments, either by the terms thereof or as a matter of Law.

     9.6  Intentionally Omitted

     9.7  Intentionally Omitted

     9.8 Private Placement. The offering and issuance of shares of
PARENT  Common  Stock in the Merger shall be in  compliance  with
Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder and all other applicable federal and state securities Laws to the reasonable satisfaction of TARGET and its counsel.

     9.9  Certain Actions.

     Except as contemplated by this Agreement, PARENT shall not have, between the Agreement Date and the Effective Time, directly or indirectly, done or have proposed or agreed to do any of the following without prior consultation with TARGET and receipt of TARGET's prior written consent, which consent shall not be unreasonably withheld:

     (a) (i) amend or otherwise change its Certificate of Incorporation or Bylaws (other than amendments which are not material to TARGET); (ii) issue, sell, pledge, dispose of, or encumber, or, authorize the issuance, sale, pledge, disposition, or encumbrance of any shares of its capital stock of any class or any options, warrants, convertible or exchangeable securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, of it, other than the issuance of PARENT capital stock upon (x) exercise of (and in accordance with the terms of) any currently outstanding options or currently outstanding warrants for capital stock of PARENT or
(y) conversion or exchange of (and in accordance with the terms of) any PARENT capital stock outstanding as of the Agreement Date; (iii) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock; or (iv) declare, set aside, make or pay any dividend or other distribution, whether payable in cash, stock, property or otherwise, with respect to any of its capital stock; acquire (including, without limitation, for cash or shares of stock, by merger, consolidation or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or make any investment either by purchase of stock or securities, contributions of capital or property transfer, or purchase any property or assets of any other Person in excess of $25,000;

     (b) (i) create, incur or assume any indebtedness for borrowed money, whether or not in the ordinary course of business, or issue any debt securities in excess of $25,000; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for, the obligations of any Person; (iii) make any loans or advances to any other Person other than to employees in the ordinary course of business consistent with past practice; or (iv) make or commit to make any capital expenditures in excess of $25,000, other than those proposed to be made in any financial budgets

     (c) not in the ordinary course of business: (i) issue any debt securities in excess of $25,000; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for, the obligations of any Person; (iii) make any loans or advances to any other Person other than to employees in the ordinary course of business consistent with past practice; or (iv) make or commit to make any capital expenditures in excess of $25,000, other than those proposed to be made in any financial budgets delivered to TARGET prior to the Agreement Date;

     (d) (i) sell, pledge, dispose of or encumber, or authorize the sale, pledge, disposition or encumbrance of any of its properties or assets, tangible or intangible, except in each case in the ordinary course of business; (ii) enter into any new Contract other than in the ordinary course of business, consistent with past practice; or (iii) amend, terminate or cancel any material contract or fail to perform in any material respect any of its obligations thereunder;

     (e) (i) change any accounting policies or procedures, change any annual accounting period or make any change in any accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in GAAP; (ii) revalue any of its assets, including writing down the value of any assets or writing off any notes or accounts receivable; (iii) make or change any Tax election, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment, or take any other action or omit to take any action, if any such action or omission would have the effect of increasing the Tax liability of TARGET or PARENT;

     (f) pay, discharge or satisfy any Liens, claims, debts, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of due and payable liabilities reflected or reserved against in the PARENT Financial Statements, as appropriate, or liabilities incurred after the date of the Most Recent Balance Sheet in the ordinary course of business and consistent with past practice;

     (g) increase or decrease prices charged to its customers, other than in the ordinary course of business consistent with past practice, or fail to use all commercially reasonable efforts to enforce any Contract or other agreement with any customer or supplier, collect its accounts receivable, or pay its accounts payable, in each case in the ordinary course of business consistent with past practice;

     (h) except as contemplated in other provisions of this Agreement, enter into any contract or transaction with or for the benefit of any of its directors, officers, stockholders, Affiliates or Associates or any entity in which any such director, officer, stockholder, Affiliate or Associate, or their respective Affiliates or Associates, has a direct or indirect interest, whether or not in the ordinary course of business; or agree, in writing or otherwise, to take or authorize any of the foregoing actions or any action which would make any representation or warranty in Article IV hereof untrue or incorrect in any respect; or

(i) (i) solicit, initiate, encourage the initiation or submission by others of any Acquisition Proposal; (ii) enter into or participate in discussions or negotiations with, respond to solicitations relating to, furnish to any Person any information with respect to, or take any other action to encourage or facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; or (iii) enter into any Contract, agreement or commitment (whether or not binding) with respect to any Acquisition Proposal.

     9.10 Lock-Up Agreements. At closing, TARGET shall have
received
Lock-Up  Agreements, substantially in the form  of  Exhibit  9.10 hereto and reasonably acceptable to TARGET in form and in substance, executed by Christopher Wood, Bioaccelerate Limited, Jano Holdings Limited and Lifescience Ventures Limited.



                            ARTICLE X
                             CLOSING

     10.1 Closing. Unless this Agreement shall have been terminated pursuant to the provisions of Article XIV hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Piper Marbury Rudnick & Wolfe LLP, 1251 Avenue of the Americas, 29th Floor, New York, New York, at 10:00 am., local time, on February 1, 2002. The date on which the Closing occurs is referred to as the "Closing Date." The Closing shall be deemed completed as of 12:01 a.m. on the morning of the Closing Date.

     10.2 Deliveries by TARGET. At or prior to the Closing, TARGET shall deliver (or cause to be delivered) to PARENT:

     (a) each certificate or other letter, agreement and other document or instruments required to be delivered by TARGET to PARENT in accordance with Article VIII hereof;

     (b)  the stock book, stock ledger and minute book of TARGET;

     (c) constructive possession of all originals and copies of agreements, instruments, documents, deeds, books, records, files, tax returns and other data and information within the possession of TARGET;

     (d) evidence satisfactory to PARENT that with respect to each of TARGET's accounts, credit lines, safe deposits boxes or vaults the authority of all individuals with respect thereto has been terminated, other than those individuals designated by PARENT in writing;

     (e)  the Merger Filings, duly executed by TARGET; and

     (f) such other documents, instruments, agreements and all certificates and other evidence as PARENT or its counsel may reasonably request as to the satisfaction of the conditions to PARENT's obligations set forth herein.

     10.3 Deliveries by the PARENT Companies. At or prior to the Closing, the PARENT Companies shall deliver (or cause to be delivered) to TARGET:

     (a) each certificate or other letter, agreement and other document or instruments required to be delivered by PARENT to TARGET in accordance with Article IX hereof;

     (b)  the Merger Filings, duly executed by Acquisition Corp.;
and

     (c) such other documents, instruments, agreements and all certificates and other evidence as TARGET or its counsel may reasonably request as to the satisfaction of the conditions to TARGET's obligations set forth herein.

                           ARTICLE XI
     TRANSFER RESTRICTIONS; COMPLIANCE WITH SECURITIES LAWS

     11.1 Limitation on Disposition of Shares. The shares of PARENT Common Stock to be issued to the TARGET Stockholders pursuant to the Merger have not been registered under the Securities Act, and may not be sold, transferred or otherwise disposed of, except pursuant to an exemption from the registration requirements under the Securities Act or an effective registration statement filed by PARENT with the SEC under the Securities Act.

     11.2 Legend.  All certificates representing shares of PARENT
Common Stock issued pursuant to the Merger shall bear the following legend:

          "THE  SHARES  REPRESENTED BY THIS CERTIFICATE
          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT  OF 1933, AS AMENDED (THE "ACT") AND  MAY
          NOT   BE   SOLD,  TRANSFERRED  OR   OTHERWISE
          DISPOSED OF BY THE HOLDER EXCEPT PURSUANT  TO
          AN  EFFECTIVE  REGISTRATION  STATEMENT  FILED
          UNDER   THE  ACT,  AND  IN  COMPLIANCE   WITH
          APPLICABLE SECURITIES LAWS OF ANY STATE  WITH
          RESPECT  THERETO,  OR IN ACCORDANCE  WITH  AN
          OPINION  OF  COUNSEL  IN FORM  AND  SUBSTANCE
          REASONABLY  SATISFACTORY TO THE COMPANY  THAT
          AN   EXEMPTION  FROM  SUCH  REGISTRATION   IS
          AVAILABLE."

PARENT may place stop transfer orders with its transfer agent with respect to such certificates in accordance with federal securities laws.

                           ARTICLE XII
                            SURVIVAL

     12.1 Survival. All representations, warranties and covenants of TARGET contained in this Agreement will survive the Effective Time and remains operative and in full force and effect, regardless of any investigation made by or on behalf of PARENT for six (6) months after the Closing Date.

                          ARTICLE XIII
                           DEFINITIONS

     13.1 Defined Terms. As used herein, the following terms shall have the following meanings:

     "Affiliate" shall have the meaning ascribed to  it  in  Rule
12b-2  of  the  General Rules and Regulations under the  Exchange
Act, as in effect on the Agreement Date.

     "Agreement" shall have the meaning ascribed to it in the preamble.

     "Associate" shall have the meaning ascribed to  it  in  Rule
12b-2  of  the  General Rules and Regulations under the  Exchange
Act, as in effect on the Agreement Date.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Contract" means any contract, agreement, lease, note, mortgage, bond, indenture, loan or credit agreement, deed, franchise, covenant, license, commitment, undertaking, obligation or understanding, whether written or oral, express or implied. The term Contract shall not include a Plan or Benefit Program or this Agreement.

     "Disclosure Letter" means the letter dated the Agreement Date from TARGET to PARENT setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in this Agreement or as an exception to one or more of TARGET's representations, warranties or covenants contained in this Agreement.

     "Environmental Law" shall mean any Law, Order, consent decree, settlement agreement or governmental requirement, which relates to or otherwise imposes liability or standards of conduct concerning mining or reclamation of mined land, discharges, emissions, releases or threatened releases of noises, odors or any pollutants, contaminants or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water, or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, or hazardous wastes, substances or materials, including (but not limited to) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, any so called "Superlien" law, and any other similar Federal, state or local statutes.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

     "Governmental Authority" means any governmental, regulatory or administrative body, agency, commission, board, arbitrator or authority, any court or judicial authority, any public, private or industry regulatory authority, whether international, national, federal, state or local, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any Laws.

     "Knowledge" means the actual and constructive knowledge of a person acting in a prudent manner. The knowledge of the an entity shall include the knowledge of such entity's officers and directors.

     "Law" means and includes (i) any statute, decree, constitution, rule, regulation, ordinance, code, requirement, announcement, order, judgment, directive or other binding action of or by a any Governmental Authority; (ii) any treaty, pact, compact or other agreement to which any Governmental Authority is a signatory or party; (iii) any judicial or administrative interpretation of application of any Law described in (i) or (ii) above; and (iv) any amendment or revision of any Law described in
(i), (ii) or (iii) above.

     "Legal Proceeding" means any action, claim, lawsuit, litigation, demand, suit, inquiry, hearing, investigation, indictment, information, notice of a violation, arbitration, appeal or other dispute or legal proceeding, whether civil, criminal, administrative or otherwise.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, but not limited to, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable Law of any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

     "Material Adverse Effect", when used with reference to any entity or group of entities, means any event, change or effect that is (or will with the passage of time be), individually or in the aggregate, with other events, changes or effects, materially adverse to the condition (financial or otherwise), properties, assets, liabilities, rights, obligations, operations, business or prospects of such entity and its subsidiaries, taken as a whole, other than: (a) a change arising or resulting, directly or indirectly, from conditions affecting the Biotechnology industry as a whole or the U.S. economy as a whole, (b) a change that is proximately caused by the public announcement of, and the response or reaction of customers, vendors, licensors, investors or employees of such entity or group of entities to, this Agreement, the Merger or any of the transactions contemplated by this Agreement to the extent so attributable, (c) a seasonal reduction in a party's revenues or earnings that is consistent with such party's past operating history, or (d) a change arising from an act or omission of another party to this Agreement (or an affiliate of such party) and not from an act or omission of such entity or group of entities undergoing the change; provided, that with respect to PARENT, neither (x) a reduction in the market price or trading volume of the PARENT Common Stock, nor (y) a failure by PARENT to meet the revenue or earnings predictions of analysts, any other revenue or earnings predictions or expectations, for any period ending (or for which earnings are released) on or after the Agreement Date and prior to the Closing Date shall, in and of itself, or taken together, constitute a Material Adverse Effect with respect to PARENT.

     "Material Adverse Change" when used with reference to any entity or group of entities, a material adverse change in or to the condition (financial or otherwise), properties, assets, liabilities, rights, obligations, operations, business or prospects of such entity and its subsidiaries, taken as a whole, other than: (a) a change arising or resulting, directly or indirectly, from conditions affecting the Biotechnology industry as a whole or the U.S. economy as a whole, (b) a change that is proximately caused by the public announcement of, and the response or reaction of customers, vendors, licensors, investors or employees of such entity or group of entities to, this Agreement, the Merger or any of the transactions contemplated by this Agreement to the extent so attributable, (c) a seasonal reduction in a party's revenues or earnings that is consistent with such party's past operating history, or (d) a change arising from an act or omission of another party to this Agreement (or an affiliate of such party) and not from an act or omission of such entity or group of entities undergoing the change; provided, that with respect to PARENT, neither (x) a reduction in the market price or trading volume of the PARENT Common Stock, nor (y) a failure by PARENT to meet the revenue or earnings predictions of analysts, any other revenue or earnings predictions or expectations, for any period ending (or for which earnings are released) on or after the Agreement Date and prior to the Closing Date, shall, in and of itself, or taken together, constitute a Material Adverse Change with respect to PARENT.

     "Order" means any order, writ, judgment, injunction, decree or ruling of or by a Governmental Authority.

     "Permit" means any permit, license, registration, authorization, certificate, order or approval of or from any Governmental Authority or other Person (including without limitation those relating to the occupancy or use of owned or leased real property).

     "Person"  means  an  individual,  partnership,  corporation,
business    trust,   joint   stock   company,   estate,    trust,
unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

       "Taxes" means all taxes, fees or other assessments, including, but not limited to, income, excise, property, sales, franchise, intangible, withholding, social security and unemployment taxes imposed by any federal, state, local or foreign governmental agency, and any interest or penalties related thereto.

     "Tax Returns" means federal, state, foreign and local tax reports, returns, information returns and other Tax filings.

     "Transaction Documents" means all documents, certificates and agreements required to be delivered by any party under this Agreement, including the Merger Filing, the Escrow Agreement, the Employment Agreement, the NDAs and the Stockholders' Agreement.

     13.2 Other Definitional Provisions.

     (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

     (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

     (c) Unless otherwise expressly indicated herein, all matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP applied on a basis consistent with prior periods, where applicable.

     (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                           ARTICLE XIV
                           TERMINATION

     14.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

     (a) by mutual written consent of PARENT and TARGET at any time prior to the Closing; or

     (b) by either PARENT or TARGET, if the Closing does not occur by February 5, 2002; or

     (c) by either PARENT or TARGET, in the event of (i) a material breach by the other party of any representation or warranty contained this Agreement, which breach cannot be or has not been cured within 5 days after the giving of written notice to the breaching party of such breach and which breach or breaches would result in a failure to satisfy any condition to PARENT's or TARGET's obligations set forth in Article VIII or IX, respectively; or (ii) a material breach by the other party of any of the covenants or agreements contained in this Agreement, which breach cannot be or has not been cured within 5 days after the giving of written notice to the breaching party of such breach; provided that the non-breaching party provides the breaching party with a written notice of termination within 5 days after the earlier of the expiration of such 5-day period or the date it receives a written notice from the breaching party stating that it is unable or unwilling to cure such breach;

     (d) by either PARENT or TARGET, if (i) there shall be a final nonappealable Order of a federal or state court restraining or prohibiting the consummation of the Merger, or (ii) there shall be any action taken, or any statute, rule regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any governmental authority, which would make the consummation of the Merger illegal; or

     (e) by PARENT immediately following a breach by TARGET of the provisions of Section 7.5; or

     (f) by either PARENT or by TARGET if (i) the other party shall not have furnished its Disclosure Letter to the intended recipient thereof within the required number of days following the execution and delivery or this Agreement, (ii) the Disclosure Letter so furnished shall not be acceptable, in form and in substance, to the intended recipient and the intended recipient shall not have confirmed such acceptability in writing to the party required to furnish the Disclosure Letter within five (5) business days of the date upon which the Disclosure Letter is received from the party required to furnish the same; or (iii) any amendment to the Disclosure Letter so furnished shall not be acceptable, in form and in substance, to the intended recipient and the intended recipient shall not have confirmed such acceptability in writing to the party required to furnish the Disclosure Letter at the Closing.

     14.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 14.1, written notice thereof shall promptly be given to the other party hereto, and upon such notice this Agreement shall terminate and each party shall bear their own costs expenses incurred by such party in connection with the negotiation, execution, delivery and performance of this Agreement . Except as provided below or elsewhere in this Agreement, in the event of the termination of this Agreement pursuant to Section 14.1, this Agreement shall forthwith become void and of no further force and effect, there shall be no liability on the part of the PARENT Companies or TARGET or any of their respective officers or directors to the other, all rights and obligations of any party hereto shall cease and the parties shall be released from any and all obligations. However, the Confidentiality Agreement and the provisions of Section 15.11 hereof shall remain in full force and effect. Nothing herein shall relieve any party from liability for damages resulting from the breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                           ARTICLE XV
                       GENERAL PROVISIONS

     15.1 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and will be either hand delivered in person, sent by telecopier, sent by certified or registered first class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications will be effective (i) upon receipt if hand delivered or sent by telecopier, (ii) five (5) days after mailing if sent by mail, and (iii) one (1) day after dispatch if sent via next day service by express courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section:

     (a)  if    to    the   PARENT Bioenvision, Inc.
          Companies, to:           Suite 1600
                                   One Rockefeller Plaza
                                   New York, New York, 10020

                                   Attn:   Dr. Christopher  Wood,
                                   President
                                   Telecopy:

          With a copy to:          Piper  Marbury Rudnick & Wolfe
                                   LLP
                                   1251 Avenue of the Americas
                                   29th Floor
                                   New  York,  New  York,  10020-
                                   1104
                                   Attn:   Andrew  J.  Cosentino,
                                   Esq.
                                   Telephone:  (212) 835-6188
                                   Fax:  (212) 835-6001
     (b)  if to TARGET, to:        Pathagon Inc.
                                   1285 Avenue of the Americas
                                   35th FloorNew York, NY 10019
                                   Attn:   Jeffrey B. Davis, Vice
                                       Chairman
                                   Telephone: (212) 554-4158
                                   Fax : (212) 554-4058

          With a copy to:          Paul   Hastings   Janofsky   &
                                   Walker, LLP
                                   399 Park Avenue
                                   31st Floor
                                   New York, New York 10022
                                   Attn:  Luke Iovine, Esq.
                                   Tel:  (212) 318-6448
                                   Fax:  (212) 319-4090


     15.2 Entire Agreement. This Agreement (including the Exhibits and Schedules attached hereto and the Disclosure Letter) and other documents delivered at the Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter. The Exhibits and Schedules attached hereto and the Disclosure Letter constitute a part hereof as though set forth in full above.

     15.3 Expenses. Except as set forth in this Section 15.3 or as otherwise provided in this Agreement, the parties hereto shall pay their own fees and expenses, including their own legal, accounting, consulting and financial advisory fees, incurred in connection with this Agreement or any transaction contemplated hereby, whether or not the Merger is consummated.

     15.4 Amendment. This Agreement (including the Schedules and Exhibits attached hereto) may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. The Agreement may be amended by the parties hereto at any time before or after approval of the stockholders of TARGET; but, after such approval, no amendment will be made which by applicable Law requires the further approval of the stockholders of TARGET without obtaining such further approval. The Disclosure Letters may be amended from time to time as provided herein.

     15.5 Waiver. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity that they may have against each other.

     15.6 Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned by TARGET or PARENT.

     15.7 Interpretation. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein and on the schedules are for reference and convenience purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the schedules. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Time shall be of the essence in this Agreement.

     15.8 Severability. Any term or provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability, and shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

     15.9 Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed for all purposes by the internal laws of the State of New York applicable to contracts executed and to be wholly performed within such state, except Merger related provisions governed by the DGCL.

     15.10      Arm's  Length Negotiations.   Each  party  herein
expressly represents and warrants to all other parties hereto that: (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement;
(e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

     15.11 Confidentiality. PARENT and TARGET each recognize that they have received and will receive confidential information concerning the other during the course of the Merger negotiations and preparations. Accordingly, PARENT and TARGET each agree (a) to use its respective commercially reasonable efforts to prevent the unauthorized disclosure of any confidential information concerning the other that was or is disclosed during the course of such negotiations and preparations, and is clearly designated in writing as confidential at the time of disclosure, (b) to not make use of or permit to be used any such confidential information other than for the purpose of effectuating the Merger and related transactions, and (c) comply fully with the terms of the Confidentiality Agreement. The obligations of this section will not apply to information that (i) is or becomes part of the public domain, (ii) is disclosed by the disclosing party to third parties without restrictions on disclosure, (iii) is received by the receiving party from a third party without breach of a nondisclosure obligation to the other party, (iv) is necessary or desirable in connection with a Legal Proceeding or to enforce one parties rights under this Agreement and the Transaction Documents or (v) is required to be disclosed by Law. If this Agreement is terminated, all copies of documents containing confidential information shall be returned by the receiving party to the disclosing party.

     15.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

(Execution Page Follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                                BIOENVISION, INC.


                                By:
                                Name:   Dr. Christopher Wood
                                Title:     President


                                BIOENVISION ACQUISITION CORP.


                                By:
                                Name:   Dr. Christopher Wood
                                Title:     President



                                PATHAGON INC.


                                By:
                                Name:  Steven H. Rouhandeh
                                Title:    President